UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Global Eagle Entertainment Inc.

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Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

Global Eagle Entertainment Inc. 6080 Center Drive, Suite 1200 Los Angeles, California 90045

May 20, 2020

Dear Fellow Stockholders:

We cordially invite you to attend the 2020 Annual Meeting of Stockholders of Global Eagle Entertainment Inc. on Monday, July 13, 2020, at 12:00 p.m. (Pacific Time) at 6080 Center Drive, Suite 1200, Los Angeles, California 90045. We intend to hold our Annual Meeting in person. However, we continue to monitor the situation regarding the novel coronavirus (COVID-19) closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization and protocols that federal, state and local governments may impose. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication if we determine that it is not advisable to hold an in-person meeting. In the event the Annual Meeting will be held solely by remote communication, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website and filed with the SEC as additional proxy material.

You can find details about the business that we will conduct at the Annual Meeting as well as other information about the Annual Meeting in the attached Notice of 2020 Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on a number of proposals.

Whether or not you plan to attend the Annual Meeting, your vote is important. After reading the attached Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, please promptly submit your proxy or voting instructions.

On behalf of the management team and your Board of Directors, thank you for your continued support and interest in our company.

Sincerely,

Josh Marks

Chief Executive Officer and Director

Notice of 2020 Annual Meeting of Stockholders

July 13, 2020

12:00 p.m. (Pacific Time)

The 2020 Annual Meeting of Stockholders of Global Eagle Entertainment Inc. (the “Annual Meeting”) will be held on July 13, 2020 at 12:00 p.m. (Pacific Time) at 6080 Center Drive, Suite 1200, Los Angeles, California 90045*, for the following purposes:

AGENDA:

1.	Elect Robert W. Reding, Eric Sondag, Ronald Steger and Eric Zinterhofer as Class III members of our Board of Directors;

2.	Approve (on an advisory basis) the compensation of our named executive officers for 2019;

3.	To indicate (on an advisory basis) the frequency of future advisory votes to approve the compensation of our named executive officers; and

4.	Ratify (on an advisory basis) the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

We describe these items of business in more detail in the Proxy Statement accompanying this Notice.

Only stockholders of record as of the close of business on May 14, 2020 are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.

Regardless of the number of shares you own or whether you plan to attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it to us pursuant to the instructions under “Other Matters—How do I vote?” on page 36 of this Proxy Statement or (iv) by attending the Annual Meeting and voting in person.

*As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance on our website at www.globaleagle.com under “Investors”, and details on how to participate, vote, and examine the list of stockholders as of the record date will be issued by press release, posted at that location on our website, and filed with the SEC as additional proxy material. Please monitor our website for updated information.

We encourage you to receive all proxy materials electronically. If you wish to receive these materials electronically, please follow the instructions on the proxy card. See also “Other Matters—Electronic Access to Proxy Statement and Annual Report” on page 40 of the Proxy Statement for more information in this regard.

By Order of the Board of Directors,

Jeffrey A. Leddy

Executive Chairman of the Company and Chairman of the Board

May 20, 2020

HOW DO I VOTE?

INTERNET Visit the website listed on your proxy card	BY PHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope	IN PERSON Attend the Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 13, 2020

This Notice of 2020 Annual Meeting and Proxy Statement and our 2019 Annual Report are available on our website at www.globaleagle.com under “Investors—Financial Info.”

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 13, 2020

This Proxy Statement is being furnished to stockholders of record of Global Eagle Entertainment Inc. (“Global Eagle,” the “Company,” “we,” “us” or “our”) as of the close of business on May 14, 2020 in connection with the solicitation by our Board of Directors (the “Board”) of proxies for our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 6080 Center Drive, Suite 1200, Los Angeles, California 90045, on Monday, July 13, 2020, at 12:00 p.m. (Pacific Time), or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of 2020 Annual Meeting of Stockholders. This Proxy Statement and the enclosed form of proxy is being sent to our stockholders on or about May 27, 2020.

RELIANCE ON SECURITIES AND EXCHANGE COMMISSION ORDER

On April 29, 2020, the Company filed a Current Report on Form 8-K announcing that it was relying on, and is filing this Proxy Statement in reliance on, the Order of the Securities and Exchange Commission (the “SEC”), dated March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934 modifying exemptions from the reporting and proxy delivery requirements for public companies (Release No. 34-88465).

The COVID-19 pandemic has disrupted, and continues to disrupt, the Company’s day-to-day activities, including limiting the Company’s access to facilities, as well as the day-to-day activities of the Company’s financial service providers. These disruptions have limited support from the Company’s staff and professional advisers. This has, in turn, impacted the Company’s ability to complete its audit and file this Proxy Statement by April 29, 2020, the original due date.

INTRODUCTORY INFORMATION

Why am I receiving these materials?

We have sent you these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. We invite you to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

How do I attend the Annual Meeting?

Stockholders may participate in the Annual Meeting by visiting 6080 Center Drive, Suite 1200, Los Angeles, California 90045, on Monday, July 13, 2020, at 12:00 p.m. (Pacific Time). We discuss how to vote in person at the Annual Meeting below under “Other Matters—How do I vote?” on page 36.

We intend to hold our Annual Meeting in person. However, we continue to monitor the situation regarding the novel coronavirus (COVID-19) closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization and protocols that federal, state and local governments may impose. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication if we determine that it is not advisable to hold an in-person meeting. In the event the Annual Meeting will be held solely by remote communication, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website and filed with the SEC as additional proxy material. Please monitor our website for updated information.

● 2020 Proxy Statement	1

INTRODUCTORY INFORMATION

Who can vote at the Annual Meeting?

Only our stockholders of record at the close of business on May 14, 2020 (which is the record date for the Annual Meeting) will be entitled to vote at the Annual Meeting. On this record date, there were 3,744,643 shares of our common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, we will make available for examination by any stockholder a complete list of all stockholders on the record date. We will make this list available at our offices at 6080 Center Drive, Suite 1200, Los Angeles, California 90045. We will also make this list of stockholders available at the Annual Meeting.

Stockholders of Record: Shares Registered in Your Name

If at the close of business on May 14, 2020 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If at the close of business on May 14, 2020 you held your shares in an account at a brokerage firm, bank, dealer or other similar organization, rather than in your own name, then you are a beneficial owner of shares held in “street name” and that organization will forward these proxy materials to you. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting without a legal proxy.

What am I voting on?

The matters scheduled for a vote are to:

1.	Elect Robert W. Reding, Eric Sondag, Ronald Steger and Eric Zinterhofer as Class III members of our Board (each to serve for a three-year term);

2.	Approve (on an advisory basis) the compensation of our named executive officers for 2019, as disclosed in this Proxy Statement;

3.	To indicate (on an advisory basis) the frequency of future advisory votes to approve the compensation of our named executive officers; and

4.	Ratify (on an advisory basis) the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

What are the recommendations of our Board?

Unless you give other instructions on your signed proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. We set forth the recommendations of our Board, together with a description of each item, in this Proxy Statement. In summary, our Board recommends a vote:

•	FOR the election of Robert W. Reding, Eric Sondag, Ronald Steger and Eric Zinterhofer as Class III members of our Board (each to serve for a three-year term) (see Proposal 1);

•	FOR the approval (on an advisory basis) of the compensation of our named executive officers for 2019 (see Proposal 2);

2	● 2020 Proxy Statement

INTRODUCTORY INFORMATION

•	FOR EVERY YEAR, on the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (see Proposal 3); and

•	FOR the ratification (on an advisory basis) of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (see Proposal 4).

How many votes do I have?

For each matter that we are submitting for your vote, you have one vote for each share of common stock that you owned at the close of business on May 14, 2020.

How many votes are needed to approve each proposal?

•

For Proposal 1 (the election of our Class III director nominees), the four director nominees will be elected if the votes cast “FOR” each such director nominee exceed the votes cast “AGAINST” that nominee. Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of the nominee’s election.

•

To be approved, Proposal 2 (the advisory approval of the compensation of our named executive officers for 2019) must receive “FOR” votes from the holders of a majority of votes cast, i.e., the votes cast “FOR” the Proposal must exceed the votes cast as “AGAINST.” Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of this Proposal. The outcome of this vote is advisory only, and will not be binding on us.

•

For Proposal 3 (the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers), the frequency receiving the highest number votes cast will be the frequency considered to be recommended by stockholders, although such vote will not be binding on the Company. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•

To be approved, Proposal 4 (the advisory ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020) must receive “FOR” votes from the holders of a majority of the votes cast, i.e., the votes cast “FOR” the Proposal must exceed the votes cast as “AGAINST.” Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of this Proposal. (Note that in the absence of instructions from you, your broker may use its discretion to vote your shares on this Proposal. See “Other Matters—What are ‘broker non-votes’?” on page 39.) The outcome of this vote is advisory only, and will not be binding on us.

● 2020 Proxy Statement	3

PROPOSAL 1  ELECT CLASS III DIRECTOR NOMINEES

(ROBERT W. REDING, ERIC SONDAG, RONALD STEGER AND ERIC ZINTERHOFER)

Our Board currently consists of three classes (Classes I, II and III). Our stockholders elect one class of directors each year. All directors are elected for three-year terms or until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.

At the Annual Meeting, our stockholders will vote to elect our Class III director nominees (Robert W. Reding, Eric Sondag, Ronald Steger and Eric Zinterhofer). Messrs. Reding, Sondag, Steger and Zinterhofer are incumbent directors. If elected, the Class III directors will each have a term expiring at the 2023 Annual Meeting of Stockholders. We set forth below on page 5 under “Directors and Executive Officers” information concerning each nominee for director. Each director nominee has agreed to serve if elected.

Required Vote

This is an uncontested Board election. As such, under our amended and restated by-laws (the “by-laws”), each nominee must receive the affirmative vote of a majority of the votes cast on his or her election, i.e., the votes cast “FOR” such director nominee must exceed the votes cast “AGAINST.” Shares represented by executed proxies (but with no marking indicating “FOR” or “AGAINST” the nominee) will be voted “FOR” the election of the director nominees. Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of the nominee’s election. If any nominee becomes unavailable for election as a result of an unexpected occurrence (such as his or her death prior to the Annual Meeting), your shares will be voted “FOR” the election of a substitute nominee that we propose.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF ROBERT W. REDING, ERIC SONDAG, RONALD STEGER AND ERIC ZINTERHOFER AS CLASS III MEMBERS OF OUR BOARD AS OUTLINED IN THIS PROPOSAL 1.

4	● 2020 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS

Directors

Following the Annual Meeting, assuming the four Class III nominees are elected, the Company’s directors will be as follows:

Name	Class I (Term Expires at 2021 Annual Meeting)	Class II (Term Expires at 2022 Annual Meeting)	Class III (Term Expires at this Annual Meeting)
Jeff Leddy, Board Chair	X
Leslie Ferraro		X
Josh Marks	X
Robert W. Reding			X
Harry E. Sloan		X
Eric Sondag			X
Ronald Steger			X
Eric Zinterhofer			X
Total directors in Class	2	2	4

CLASS III DIRECTORS

Term expiring (and nominated for re-election) at this Annual Meeting

Robert W. Reding Age: 70 Director Since: January 2013 Board Committee: Compensation (Chair), Audit	Robert W. Reding has been a member of our Board since January 2013. He has been a consultant in the commercial airline industry since January 2012. Prior to that, from September 2007 until December 2012, Mr. Reding was Executive Vice President—Operations for American Airlines and Executive Vice President of AMR Corporation. Prior to that, Mr. Reding served as Senior Vice President—Technical Operations for American Airlines from May 2003 to September 2007. Mr. Reding joined AMR Corporation in March 2000 and served as Chief Operations Officer of its AMR Eagle division through May 2003. Prior to joining AMR Corporation, Mr. Reding served as President and Chief Executive Officer of Reno Air (from 1992 to 1998) and as President and Chief Executive Officer of Canadian Regional Airlines (from 1998 to 2000). Mr. Reding is a graduate of the United States Air Force pilot training program and served as an officer and pilot flight examiner with the United States Air Force from 1972 to 1979. He has an FAA Air Transport Pilot Rating for Douglas DC-9-MD-80 and Boeing 737 series aircraft and has accumulated over 10,000 hours as a commercial pilot. He has served as a board member of various aviation, civic and charitable organizations. Mr. Reding has a BS in Aeronautical Engineering from California Polytechnic State University and an MBA from Southern Illinois University.
We believe Mr. Reding is qualified to serve on our Board due to his operating and management experience, including more than 30 years of experience in the airline industry.

Eric Sondag Age: 44 Director Since: March 2018 Board Committees: Audit, Governance	Eric Sondag has been a member of our Board since March 2018. He is a Partner at Searchlight Capital Partners, a private equity firm, where he has worked since 2011. Mr. Sondag has served on the board of directors of Gymboree Group Inc. (OTCMKTS: GMBE) since October 2017 and on the board of directors of Cengage Learning Holdings II Inc. (OTCMKTS: CNGO) since April 2014. Mr. Sondag also serves on the board of advisors for Georgetown University’s McDonough School of Business. Prior to joining Searchlight Capital Partners, Mr. Sondag worked at GTCR Golder Rauner in Chicago in various capacities. Mr. Sondag has a BS from Georgetown University and has completed the Executive Management Program at INSEAD in Singapore.
We believe Mr. Sondag is qualified to serve on our Board due to his extensive investment experience in the media and technology industries.

● 2020 Proxy Statement	5

DIRECTORS AND EXECUTIVE OFFICERS

Ronald Steger Age: 66 Director Since: April 2017 Board Committee: Audit (Chair)	Ronald Steger has been a member of our Board since April 2017 and has served as our Audit Committee Chair since June 2017. He has served on the board of directors of Great Lakes Dredge and Dock Corporation (Nasdaq: GLDD) since May 2018, where he has served on that board’s Audit Committee since May 2018 and as Chair of that Committee since August 2019. He previously served on the board of directors of Sentinel Energy Services Inc. (Nasdaq: STNL) (a pre-business-combination special purpose acquisition company) from November 2018 to January 2020, where he served on that board’s Audit Committee. He also previously served on the board of directors of Overseas Shipholding Group, Inc. (NYSE: OSG) from August 2014 to June 2018, where he served on that board's Corporate Governance & Risk Committee and as Chair of its Audit Committee, and on the board of directors of International Seaways Inc. (NYSE: INSW) from November 2016 to June 2017, where he served on that board's Audit Committee and as Chair of its Corporate Governance & Risk Assessment Committee. Since September 2015, Mr. Steger has served as the Senior Technical Advisor to the Effectus Group, an accounting advisory firm based in Silicon Valley, and since February 2014, he has served on the Advisory Board of ATREG, Inc., a global advisory firm specializing in the semiconductor and related advanced technology verticals. Mr. Steger began his career with KPMG in 1976 and was admitted into its partnership in 1986. He served as an SEC Reviewing Partner at KPMG from 2003 to 2013 and retired from KPMG in December 2013. Mr. Steger has a BS in Accounting from Villanova University.
We believe Mr. Steger is qualified to serve on our Board due to his experience serving on boards of public companies and his extensive background in accounting.

Eric Zinterhofer Age: 48 Director Since: March 2018 Board Committee: Compensation

Eric Zinterhofer has been a member of our Board since March 2018. He is a Founding Partner at Searchlight Capital Partners, a private equity firm, where he has worked since 2010. Mr. Zinterhofer has served on the board of directors of Hemisphere Media Group, Inc. (Nasdaq: HMTV) since October 2016, and is a member of that board’s Executive Committee; on the board of directors of Charter Communications, Inc. (Nasdaq: CHTR) since November 2009, and is a member of that board’s Compensation and Benefits Committee, its Finance Committee and its Nominating and Governance Committee; on the board of directors of Liberty Latin America Ltd. (Nasdaq: LILA) since December 2017; and on the board of directors of Roots Corporation (TSX: ROOT) since December 2015. He previously served on the board of directors of Dish TV India Ltd. (NSE: DISHTV) from December 2009 to March 2017, and on the board of directors of General Communication Inc. (FRA: CG1) from March 2015 to March 2018.

We believe Mr. Zinterhofer is qualified to serve on our Board due to his extensive investment experience in the media and technology industries and as a director of a large telecommunications company.

CLASS I DIRECTORS

Terms Expiring at the 2021 Annual Meeting of Stockholders

Jeff Leddy Age: 65 Director Since: February 2013 Executive Chairman of the Company and Chairman of the Board Since: April 2018 Board Committees: None	Jeff Leddy has been Executive Chairman of our Company and Chairman of our Board of Directors since April 2018 and has served as a member of our Board of Directors since February 2013. He served as our Chief Executive Officer from February 2017 to March 2018. Mr. Leddy previously served as Chief Executive Officer of Verizon Telematics, Inc. (formerly Hughes Telematics, Inc. prior to its acquisition by Verizon Communications in July 2012) from December 2006 until January 2015 and served as a member of its board of directors from April 2006 to July 2012. From 2005 to 2011, he served on the boards of directors of various Hughes Communications-affiliated companies. From April 2003 through December 2006, Mr. Leddy served as Chief Executive Officer and President of SkyTerra Communications, Inc., and he served on its board of directors from 2006 to 2008. Prior to becoming Skyterra’s Chief Executive Officer, Mr. Leddy served in the roles of President, Chief Operating Officer and Senior Vice President of Operations for that company. Mr. Leddy has a BA in Physics from the Georgia Institute of Technology and an MS in Electrical Engineering from Stanford University.

We believe Mr. Leddy is qualified to serve on our Board due to his extensive experience with satellite communications and telematics businesses and extensive executive experience, including his public company experience as a chief executive officer and director.

6	● 2020 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS

Josh Marks Age: 43 Director Since: April 2018 Board Committees: None	Josh Marks joined our company in August 2015 and has served as our Chief Executive Officer and as a member of our Board of Directors since April 2018. He previously served as our Executive Vice President, Connectivity from April 2017 to March 2018, as our Executive Vice President, Aviation Connectivity from July 2016 to March 2017 and as our Senior Vice President, Operations Solutions from August 2015 through June 2016. From January 2011 to August 2015, Mr. Marks was the Chief Executive Officer and a Director of Marks Systems, Inc. (d/b/a masFlight), an aviation big-data analytics company that he co-founded and that we acquired in August 2015. From February 2008 to December 2010, Mr. Marks was the Chief Financial Officer and a Director of eJet Aviation Holdings, a provider of VIP aircraft maintenance services, and the Executive Director of the American Aviation Institute, a commercial aviation policy think-tank. From 2003 to 2008, Mr. Marks served as a senior executive of MAXjet Airways, a transatlantic premium airline he co-founded. Earlier in his career, Mr. Marks served as Associate Director of the George Washington University aviation institute and held key roles at two technology companies, Virtualis Systems (acquired by Allegiance Telecom) and VelociGen (acquired by SOA Software). Mr. Marks has a BA and an MBA from Harvard University.
We believe Mr. Marks is qualified to serve on our Board due to his broad aviation and transportation experience and extensive experience with companies in the technology and analytics industries.

CLASS II DIRECTORS

Terms expiring at the 2022 Annual Meeting

Leslie Ferraro Age: 58 Director Since: June 2019 Board Committee: Compensation, Governance	Leslie Ferraro has been a member of our Board since June 2019. Ms. Ferraro has been President of QxH, a business division of Qurate Retail Inc. (Nasdaq: QRTEA), since September 2019. Ms. Ferraro is also currently on the board of directors of two private equity portfolio companies; Edelman Financial Engines, LLC (formerly Edelman Financial Services prior to its acquisition of Financial Engines in July 2018) since February 2018 and Save-A-Lot, Inc., since July 2018. Ms. Ferraro also served on the board of directors of Hong Kong Disneyland Resort from 2010 to 2015. Ms. Ferraro is the former Co-Chair of Consumer Products and Interactive Media for the Walt Disney Company (“Disney”) and previously served as both the President of Disney Consumer Products and as Executive Vice President of Global Marketing, Sales and Travel Operations for Walt Disney Parks and Resorts. Ms. Ferraro has a BA in Economics from George Washington University, a Masters Diploma from London School of Economics and an MBA in Finance from New York University's Stern School of Business.

Consumer Products and as Executive Vice President of Global Marketing, Sales and Travel Operations for Walt Disney Parks and Resorts. Ms. Ferraro has a BA in Economics from George Washington University, a Masters Diploma from London School of Economics and an MBA in Finance from New York University’s Stern School of Business.

We believe Ms. Ferraro is qualified to serve on our Board due to her extensive products, marketing and commercial operations experience with Disney and her knowledge of the media and entertainment industries.

Harry E. Sloan Age: 70 Director Since: May 2011 Board Committee: Governance (Chair)	Harry E. Sloan has been a member of our Board since 2011. (He also served as our Chairman and Chief Executive Officer from 2011—when we were formed as a special purpose acquisition company—until January 2013—when we consummated our business combination with Row 44 and Advanced Inflight Alliance AG.) Mr. Sloan has served as Chairman of the Board and Chief Executive Officer of Flying Eagle Acquisition Corp. (NYSE: FEAC.U), a public-acquisition vehicle, since January 2020. Mr. Sloan served on the board of directors of Videocon d2h Limited (Nasdaq: VDTH) from May 2016 to April 2018, where he was a member of that board’s Nomination, Remuneration and Compensation Committee. Mr. Sloan was also previously Chairman and Chief Executive Officer of Silver Eagle Acquisition Corp. (a special purpose acquisition company) from April 2013 through its business combination with Videocon in March 2015. From November 2010 to December 2013, Mr. Sloan served on the board of directors of Promotora De Informaciones, S.A. (NYSE: PRIS) (also known as PRISA). From 2005 to 2009, Mr. Sloan served as Chairman and Chief Executive Officer of Metro-Goldwyn-Mayer, Inc., and was its Chairman until 2011. From 1990 to 2001, Mr. Sloan was Chairman and Chief Executive Officer of SBS Broadcasting, S.A., a company that he founded in 1990, and he served as its Executive Chairman until 2005. Mr. Sloan currently serves on the Board of Visitors of the UCLA Anderson School of Management and on the Executive Board of UCLA School of Theater, Film and Television. Mr. Sloan has a BA from the University of California, Los Angeles and a JD from Loyola Law School.

We believe Mr. Sloan is qualified to serve on our Board due to his extensive background and experience as an executive in the media and entertainment industries and his substantial mergers-and-acquisitions experience.

● 2020 Proxy Statement	7

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are as follows:

Name	Age	Title
Jeff Leddy	65	Executive Chairman
Josh Marks	43	Chief Executive Officer
Christian Mezger	51	Executive Vice President and Chief Financial Officer
Per Norén	55	President
R. Jason Everett	45	Vice President and Chief Accounting Officer

The following is biographical information for our current executive officers (other than our Company’s Executive Chairman, Jeff Leddy, and our CEO, Josh Marks, who are members of our Board and whose biographical information we have provided under “Directors and Executive Officers—Directors” on page 5).

Christian Mezger

Christian Mezger joined the Company as Chief Financial Officer in May 2019. Mr. Mezger previously served as President and Chief Executive Officer of Ciber, Inc. from June 2017 to December 2017, and as Chief Executive Officer of CMTSU Liquidation Inc. (f/k/a Ciber, Inc.) from January 2018 to May 2019. Mr. Mezger also served as Executive Vice President and Chief Financial Officer for Ciber, Inc. from February 2014 to December 2017 and as its Senior Vice President, Corporate Finance from August 2011 to February 2014. Prior to Ciber, Inc., Mr. Mezger served as Vice President of the Technology Services business of Hewlett Packard Company/Compaq Computer Corporation (NYSE: HPQ), from June 2010 to July 2011, as its Vice President of its Worldwide Financial Planning & Analysis team from April 2009 to May 2010, and as Senior Director of its Corporate Planning and Global Function Finance team from June 2007 to April 2009. Mr. Mezger also had a number of roles within Hewlett Packard Company prior to June 2007, including as Director of its Office of the Strategy and Technology Finance team, Manager of its Operational Management Reporting and HP Financial Analysis team, and Finance Manager for its Strategic Finance & Special Reports team. Mr. Mezger received an MBA-equivalent degree in International Business Management with a specialization in International Finance and International Marketing from the University of Vienna. Mr. Mezger currently sits on the Advisory Board at the University of Denver’s School of Accountancy.

Per Norén

Per Norén joined our Company in March 2017 and has served as our President since November 2018. He previously served as our Executive Vice President and Chief Commercial Officer from April 2018 to November 2018 and as our Senior Vice President, Aviation Connectivity from March 2017 to March 2018. From August 2007 to February 2017, Mr. Norén held several senior positions at The Boeing Company, including as its Chief Customer Officer for Digital Aviation from January 2016 to February 2017, as its Vice President, Digital Solutions from January 2013 to December 2015 and as its Vice President, Information Services from January 2010 to December 2012. He was previously President and Chief Executive Officer of Carmen Systems, a technology, analytics and software company for the aviation and transportation industries, from 1998 to 2007. Mr. Norén graduated from the Swedish Military Academy and the Gothenburg School of Business, Economics and Law at The University of Gothenburg, Sweden. He also has a degree from the Executive Education Program at Harvard Business School.

R. Jason Everett

R. Jason Everett joined our Company in July 2019 and became Chief Accounting Officer in August 2019. Mr. Everett previously served as Vice President, Corporate Controller and Treasurer at Webroot Inc. from June 2017 to July 2019. He also served as Vice President and Global Controller at Ciber, Inc. from September 2015 to June 2017. Prior to that, he held two roles at Newmont Mining Corporation (NYSE: NEM) between April 2013 and August 2015: Director of Financial Reporting and Technical Accounting and Director of Corporate Accounting. Earlier in his career, Mr. Everett held several senior management positions at various companies from 1996 to 2013. He has a BS in Accounting from Mount Saint Mary’s University, an MBA from University of Denver’s Daniels College of Business and is a Certified Public Accountant.

8	● 2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Pursuant to Nasdaq Listing Rules, our Board must affirmatively determine that a majority of the members of our Board qualify as “independent.” Consistent with this requirement, based on a review and assessment performed by the Company’s counsel of all relevant identified transactions and relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, our Board affirmatively determined that each of our current directors (other than Messrs. Leddy and Marks, who are our Executive Chairman and our CEO, respectively) meets the standards of independence under applicable Nasdaq Listing Rules. In making this determination, our Board found all of our directors (other than Messrs. Leddy and Marks) to be free of any relationship that would impair their individual exercise of independent judgment with regard to the Company. Our Board also determined that each member of its Audit Committee and of its Compensation Committee is independent under Nasdaq Listing Rules applicable to service on those committees.

Board Leadership Structure

The Board annually elects a director to be chairperson of the Board. The Board Chair may or may not be an officer of the Company. The Board believes that it should decide whether to have an officer also serve as the Board Chair based on its business judgment after considering relevant factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Currently, Mr. Leddy (who is our Company’s Executive Chairman) also serves as our Board Chair.

If the individual elected as Board Chair is an officer of the Company, or if the Board Chair is not independent, the Board believes that a Lead Independent Director should be appointed to help ensure robust independent leadership on the Board. When this is the case, the independent directors elect the Lead Independent Director. The Board will consider rotating the Lead Independent Director, if any, at such intervals as the Board determines based on the recommendation of its Corporate Governance & Nominating Committee (the “Governance Committee”). Stephen Hasker served as our Lead Independent Director until he resigned from the Board in May 2020, due to a change in his employment. Following the Annual Meeting, we expect that our independent directors will elect a new Lead Independent Director.

The Lead Independent Director presides at any meeting of the Board at which the Board Chair is not present, including at executive sessions for independent directors, at meetings or portions of meetings on topics where the Board Chair or the Board raises a possible conflict of interest involving the Board Chair, and when requested by the Board Chair. The Lead Independent Director may call meetings of the independent directors or of the Board, at such time and place as he or she determines. In addition, the Lead Independent Director facilitates communication between the Board Chair and the independent directors; reviews and provides input on meeting agendas and meeting schedules for the Board; and performs such other duties as the Governance Committee may from time to time establish.

Meetings of the Board

Our Board met ten times during 2019. During 2019, each Board member attended at least 75% of the aggregate number of meetings held for the Board and for the committees on which he or she served, except for Messrs. Zinterhofer and Sloan and Ms. Ferraro. Messrs. Zinterhofer and Sloan attended 73% and 67% respectively of the aggregate number of meetings held by the Board and the committees on which they served, including three out of the four regularly scheduled Board meetings and all of their Committee meetings. Messrs. Zinterhofer and Sloan were unable to attend some of the other, ad-hoc meetings called by the Board due to unavoidable schedule conflicts. Ms. Ferraro attended 71% of the aggregate number of meetings held by the Board and the committees on which she served, including two out of the three regularly scheduled Board meetings and one of the two committee meetings. Under our Board’s Corporate Governance Guidelines, all Board members are expected to attend our annual stockholders’ meeting. Messrs. Hasker, Leddy, Marks and Steger attended our 2019 Annual Meeting of Stockholders.

● 2020 Proxy Statement	9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Director Meetings

Our non-management directors generally meet in executive session (i.e., without management present) each time that the Board convenes for a regularly scheduled meeting. Our Lead Independent Director generally presides over executive sessions of our independent directors.

Code of Ethics

We have a Code of Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Ethics is available on our website at www.globaleagle.com under “Investors—Governance.” We adopted our Code of Ethics to promote honest and ethical conduct and compliance with applicable governmental laws, rules and regulations.

Corporate Governance

We are committed to maintaining the highest standards of business conduct and corporate governance, as set forth in the following table and description of key governance policies.

GOVERNANCE HIGHLIGHTS

• Eight directors, all of whom are independent (other than our Board Chair and Executive Chairman, Jeff Leddy, and our CEO, Josh Marks)

•  Pay-for-performance compensation program, which includes performance-based annual cash bonus payments (our AIP bonuses) and performance-based equity grants (our PSU and cash-settled stock option awards containing performance-based vesting terms)

• Expect to appoint a new Lead Independent Director to replace Mr. Hasker	• Annual “say on pay” votes, with most recent favorable “say on pay” vote over 99%

• Regular executive sessions of independent directors	• Stock ownership requirements for Executive Chairman, CEO and directors

• Risk oversight by the Board and its key committees	• Insider Trading Policy restricting trading, pledging and hedging of our stock

• No “over-boarding” by our directors on other public-company boards (i.e., serve on more than five public-company boards)	• Majority voting requirement for directors in uncontested elections

• Focus on Board diversity, including gender representation

Our key governance policies include:

•

Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines to provide a framework for effective corporate governance at our company. These guidelines describe the principles and practices that our Board will follow in carrying out its corporate-governance responsibilities. For example, under these guidelines, our directors may not be “over-boarded,” i.e., serve on more than five public-company boards (with service on our Board constituting one of the five) without the consent of our Governance Committee.

•

Related Party Transactions Policy. Our Audit Committee has a Related Party Transactions Policy whereby our Audit Committee must review and approve related party transactions between us and our directors, executive officers, their family members and our significant stockholders because these transactions may give rise to potential conflicts of interest. See “Related Party Transactions Policy and Transactions—Related Party Transactions Policy” beginning on page 33.

•	Whistleblower Policy and Procedures. Our Whistleblower Policy and Procedures direct our Audit Committee to investigate complaints (received directly or through management) regarding:

•	fraud or deliberate error in the preparation, evaluation, review or audit of our financial statements;

10	● 2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•	fraud or deliberate error in the recording and maintaining of our financial records;

•	deficiencies in or noncompliance with our internal accounting controls;

•	misrepresentations or false statements to or by our senior officers or accountants regarding a matter contained in our financial records;

•	our financial reports or audit reports; and

•	deviations from full and fair reporting of our financial condition.

To this end, we maintain an EthicsPoint whistleblower hotline (staffed by a third-party vendor) to provide all of our current and former employees, vendors, customers, stockholders and other stakeholders with an anonymous and confidential method to report misconduct by us or our personnel. The hotline is available to report concerns regarding the financial-reporting, record-keeping and control matters covered by our Whistleblower Policy and Procedures. It is also available for compliance-related concerns; concerns regarding other inappropriate and illegal workplace conduct, such as fraud, criminal and other illegal acts; employment and human-resources complaints (e.g., discrimination and harassment); and concerns regarding enterprise-related risk. The hotline is reachable toll-free at (866) 422-3580 or at www.globaleagle.ethicspoint.com.

•

Conflicts of Interest Policy. Our Governance Committee has a Conflicts of Interest Policy to address actual, potential and apparent conflicts of interest that may arise in connection with personal and professional relationships. Under this policy, directors and executive officers must disclose all conflicts of interest to the Board, which must approve any “conflicted” transaction.

•

Equity Award Policy. Our Board has an Equity Award Policy to ensure that equity awards issued under our equity incentive plans are generally made on a regular schedule and duly approved by our independent Compensation Committee. Our management equity grants are generally issued every year at the Compensation Committee meeting during the Spring or Summer. In addition, the pricing date for equity grants must generally occur during an “open-window” trading period or two full trading days after our next earnings release (whichever occurs first), and cannot precede the date on which the Compensation Committee actually approves the issuance of the award.

Information Regarding Committees of the Board of Directors

Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance & Nominating Committee. We have posted the charter for each of our Board committees on our website at www.globaleagle.com under “Investors—Governance.” The following table provides the current membership (as of April 2020) and the total number of meetings during 2019 for each of these Board committees.

Name	Audit(+)	Compensation(+)	Corporate Governance & Nominating
Jeff Leddy, Board Chair
Josh Marks
Leslie Ferraro		X(+)	X
Robert W. Reding	X(+)	X*
Harry E. Sloan			X*
Eric Sondag	X		X
Ronald Steger	X*
Eric Zinterhofer		X
Total meetings in 2019	9	5	2

*	Committee Chair

+

Stephen Hasker was the Company’s Lead Independent Director and a member of the Audit Committee and Compensation Committee until his resignation in May 2020. Upon his resignation, Robert W. Reding and Leslie Ferraro were appointed to fill the resulting vacancies on the Audit Committee and Compensation Committee, respectively.

● 2020 Proxy Statement	11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Role of the Board and Its Committees in Risk Oversight

Below is a description of each committee of our Board.

Audit Committee—All members of our Audit Committee are financially literate. Ronald Steger also qualifies as an “audit committee financial expert” as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting and has the requisite professional certification in accounting. The responsibilities of our Audit Committee include:

•

appointing our independent registered public accounting firm, determining the compensation of our independent registered public accounting firm and pre-approving our engagement of our independent registered public accounting firm for audit and non-audit services to be performed by that independent registered public accounting firm and the related fees for those services;

•	overseeing our independent registered public accounting firm;

•	meeting with our independent registered public accounting firm to discuss the audit and quarterly reviews;

•

reviewing with our independent registered public accounting firm and management the adequacy of our internal controls over financial reporting, and any significant findings and recommendations with respect to those controls;

•	meeting periodically with management to review and assess our enterprise risk exposures and the manner in which those risks are being monitored and controlled;

•	overseeing the performance of the Company’s internal audit function;

•

establishing procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and, if applicable, submissions by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving all related party transactions;

12	● 2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•

understanding the impact of our operating and control environment on our financial reporting and overseeing our plan for remediating our material weaknesses in our internal control over financial reporting;

•	overseeing our implementation of new GAAP standards and use of non-GAAP financial measures; and

•	reviewing any material charges under GAAP and the facts and circumstances supporting the relevant analysis.

Compensation Committee—Our Compensation Committee is responsible for overseeing matters relating to the compensation of our Company’s Executive Chairman, CEO and other executive officers as well as the administration of our incentive-based plans for those officers and of our equity-based compensation plans. The functions of our Compensation Committee include:

•	determining and reviewing, on an annual basis, our compensation philosophy and policies;

•	determining the compensation of our Company’s Executive Chairman and our CEO (who are not present during that determination) and our other executive officers;

•	determining, or recommending to our Board for determination, the compensation of members of our Board and other committees thereof in connection with Board and committee service;

•

reviewing and discussing the “Compensation Discussion and Analysis” and related disclosure (to the extent we are required to include it in our annual proxy statement) with management, recommending to the Board its inclusion in our annual proxy statement and preparing a report for inclusion in our proxy statement that certifies that the Compensation Committee has discharged this duty; and

•

reviewing our compensation practices and the relationship among risk, risk management and compensation in light of our objectives, including the design of compensation practices to avoid encouraging excessive risk-taking.

Governance Committee—Our Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and for assisting our Board in developing and ensuring compliance with our foundational and corporate-governance policies and documents. The functions of our Governance Committee include:

•	identifying and recommending to our Board individuals qualified to serve as directors of the Company;

•	advising our Board with respect to its composition, procedures and committees, including establishing criteria for annual performance evaluations of our Board committees and our Board;

•	advising our Board with respect to proposed changes to the Company’s certificate of incorporation, by-laws and corporate-governance policies; and

•	advising our Board with respect to communications with our stockholders.

Director Nominations

Our Governance Committee has the responsibility of identifying, assessing and recommending potential director candidates to our Board. Potential candidates are generally interviewed by our Board Chair and the Chair of our Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Governance Committee then meets to consider and approve the final candidates, and makes its recommendation to the Board for a candidate’s appointment or election to the Board.

Our Governance Committee considers the following criteria when evaluating director candidates: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of

● 2020 Proxy Statement	13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in his or her respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of our stockholders; (vi) compliance with legal and Nasdaq listing requirements; (vii) sound business judgment; (viii) reputation for candor and integrity; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; (x) maritime, government and digital media experience; and (xi) the needs of the Board. Although the Governance Committee does not have a formal policy regarding diversity in making its recommendations, the Governance Committee respects that a board of directors should reflect diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the highest standards of governance of the Company, and reviews its effectiveness in achieving that diversity when assessing the composition of the Board from time to time.

The Governance Committee also considers candidates that our stockholders propose as potential director nominees. We did not make any material changes in 2019 or 2020 to the procedures by which stockholders may recommend nominees to our Board.

Majority Voting to Elect Directors

Our by-laws have a “majority vote” requirement in uncontested elections. Under this requirement, in order for a nominee to be elected in an uncontested election, the nominee must receive the affirmative vote of a majority of the votes cast on his or her election (i.e., the votes cast “FOR” a nominee must exceed the votes cast as “AGAINST”). Votes to “ABSTAIN” with respect to a nominee and broker non-votes are not considered “votes cast,” and so will not affect the outcome of the nominee’s election. See “Other Matters—What are ‘broker non-votes’?” on page 39.

The Company maintains a plurality vote standard in contested director elections (i.e., where the number of nominees exceeds the number of directors to be elected).

Director Resignation Policy Upon Change of Employment

Our Board’s Corporate Governance Guidelines require that our directors offer to resign (subject to our Board accepting it) upon a change of their employment. The Governance Committee will then consider whether the change in employment has any bearing on the director’s ability to serve on our Board, and will make a recommendation to the Board regarding whether to accept the offer to resign. Our Board will then determine whether to accept or reject the offer to resign.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or an individual director may send a written communication to the Board or the director addressed to our Corporate Secretary at 6080 Center Drive, Suite 1200, Los Angeles, California 90045. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number of our shares that the stockholder beneficially owns on the date of the communication.

Our Corporate Secretary will review the communication to determine whether it is appropriate for presentation to the Board or the director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Our Corporate Secretary will submit appropriate communications to the Board through the Board Chair, or directly to the full Board or the director, on a periodic basis.

14	● 2020 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation

Members of our Board who are not employees (“outside directors”) are provided compensation for their service. We have an Outside Director Compensation Program that is intended to compensate fairly each outside director with cash and equity compensation for the time and effort required to serve as a member of our Board. Our Compensation Committee periodically evaluates market data provided by its independent compensation consultant, Frederic W. Cook & Co., Inc., (“FW Cook”) to determine the appropriate total compensation of our outside directors and structure of the compensation program. In addition, our equity incentive plan places an annual limit of $400,000 on cash and equity compensation that we may provide to our outside directors.

In June 2018, based on benchmarking information that FW Cook provided, our Compensation Committee determined that our total outside director compensation was near the 25th percentile of our comparator group.

Annual Cash Retainer and Cash Chair Fees. Each outside director receives a cash retainer of $75,000 per calendar year for his or her service on the Board. In addition, if our Board Chair is a non-management director, he or she receives an additional $25,000 per calendar year for his or her service as Board Chair; the Chair of our Audit Committee receives an additional $25,000 per calendar year for his or her service as Chair of that committee; the Lead Independent Director, if any, receives an additional $15,000 per year for his or her service as Lead Independent Director; and the Chair of our Compensation Committee receives an additional $10,000 per calendar year for his or her service as Chair of that committee.

Equity Compensation. Under our Outside Director Compensation Program, on the date of each annual stockholders’ meeting, each continuing outside director is provided equity compensation with a grant date fair value of $100,000, or lesser amount as determined by the Compensation Committee. In June 2019, the Compensation Committee approved awards for each continuing director of 37,736 options, which vest on the earlier of the one-year anniversary of the grant date and the next annual stockholders’ meeting.

Effective as of April 15, 2020, we effected a reverse stock split of our common stock at a ratio of 1-for-25 (the “Reverse Stock Split”). The amounts set forth in this disclosure regarding Director Compensation and Executive Compensation, which are presented as of December 31, 2019, do not give effect to the Reverse Stock Split.

The table below provides summary information concerning compensation paid or accrued by us during 2019 to or on behalf of our then-outside directors for services rendered as directors during 2019.

Name of Outside Director	Cash Compensation ($)		Stock Option Awards(6) ($)	RSU Awards ($)	Other Compensation ($)	Total ($)
Robert W. Reding	85,000	(1)	15,849	—	—	100,849
Harry E. Sloan	75,000		15,849	—	—	90,849
Jeff Sagansky	37,192		—	—	—	37,192
Leslie Ferraro	39,247	(2)	15,849	—	—	55,096
Eric Sondag	75,000		15,849	—	—	90,849
Eric Zinterhofer	75,000		15,849	—	—	90,849
Edward L. Shapiro	44,630	(3)	—	—	—	44,630
Stephen Hasker	79,110	(4)	15,849	—	—	94,959
Ronald Steger	100,000	(5)	15,849	—	—	115,849

(1)	Mr. Reding received an additional fee for service as Chair of the Compensation Committee in 2019.

(2)	Ms. Ferraro joined our Board in June 2019 and received prorated cash compensation for her director services in 2019.

● 2020 Proxy Statement	15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

(3)	Mr. Shapiro received an additional fee for his service as Lead Independent Director of the Board for the period through June 2019.

(4)	Mr. Hasker received an additional fee for his service as Lead Independent Director of the Board from September 2019 to December 2019.

(5)	Mr. Steger received an additional fee for his service as Chair of the Audit Committee in 2019.

(6)

Amounts set forth in this column represent the grant date fair value of stock option awards granted during the year computed in accordance with Accounting Standards Codification Topic No. 718, “Compensation-Stock Compensation” (“ASC 718”). For 2019, we determined the aggregate grant date fair value of the stock option awards reflected in this column using the valuation methodology and assumptions set forth in Note 13, Equity Transactions to our consolidated financial statements in our 2019 Annual Report on Form 10-K (“2019 Form 10-K”). As of December 31, 2019, our outside directors held the following equity awards, which do not give effect to the Reverse Stock Split:

Director	Deferred RSUs (#)	Unvested Stock Options (#)	Vested but Unexercised Stock Options (#)

Robert W. Reding	9,090	37,736	81,727

Harry E. Sloan	9,090	37,736	81,727

Jeff Sagansky	—	—	—

Leslie Ferraro	—	37,736	—

Eric Sondag	—	37,736	21,044

Eric Zinterhofer	—	37,736	21,044

Edward L. Shapiro	—	—	—

Stephen Hasker	8,169	37,736	58,027

Ronald Steger	—	37,736	24,230

Outside Director Stock Ownership Requirements

To align the interests of our Board members with the interests of our stockholders, our Board’s Governance Committee has adopted Stock Ownership Guidelines for our Outside Directors. Under the current Guidelines, as revised on March 18, 2019, each outside director must retain ownership of our stock equal to three times the value of the annual cash retainer paid for Board service pursuant to our Outside Director Compensation Program as in effect from time to time. If at any time an outside director has not satisfied the required ownership level under these Guidelines, the director must retain 100% of the shares remaining after payment of the exercise price and taxes owed upon the exercise of stock options, the vesting of restricted stock or the settlement of vested restricted stock units. We count toward with the required ownership level under the Guidelines (a) shares of the Company’s common stock that are owned outright by the Outside Director (either directly or beneficially, e.g., through a family trust), (b) vested restricted stock or restricted stock units or (c) one-half (1/2) of each share of the Company’s common stock that is subject to outstanding vested but unexercised stock options (other than cash-settled stock options) for which the fair market value of the underlying shares exceeds the applicable exercise price. We do not count toward the required ownership level under the Guidelines (i) any shares held by mutual, hedge or other investment funds in which the outside director is a general partner, limited partner or investor, (ii) except as provided for above, outstanding but unexercised stock options, (iii) unvested/unearned restricted stock or restricted stock units and (iv) shares transferred or paid to an outside director’s employer pursuant to that employer’s policies.

Although the Outside Director Stock Ownership Guidelines are not applicable to our CEO or Executive Chairman because they are employee directors (and as such are not “outside directors”), we have also adopted Stock Ownership Guidelines applicable to our CEO and Executive Chairman. In addition, our Governance Committee has the authority to waive application of the Outside Director Stock Ownership Guidelines and has waived these Guidelines with respect to Messrs. Sondag and Zinterhofer, whose awards for director service will be transferred to an account controlled by their employer upon vesting.

16	● 2020 Proxy Statement

EXECUTIVE COMPENSATION

For the 2019 fiscal year, our “named executive officers” (“NEOs”) (as defined under SEC rules) were the following executive officers:

Name	Current Title (as of April 2020)

Josh Marks	Chief Executive Officer

Christian Mezger	Chief Financial Officer

Per Norén	President

Paul Rainey	Former Chief Financial Officer

● 2020 Proxy Statement	17

EXECUTIVE COMPENSATION

Executive Compensation Tables

Summary Compensation Table

The following table shows the compensation earned in respect of 2019 and 2018 by each of our 2019 NEOs for the years in which they were NEOs (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Name and Current Principal Position (unless otherwise indicated)	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)

Josh Marks CEO	2019	500,000	—	—	—	—	21,914	521,914
	2018	471,250	—	2,558,500	1,480,049	—	47,894	4,557,693

Christian Mezger(6) Chief Financial Officer	2019	265,625	—	334,500	182,813	—	20,547	803,485

Per Norén President	2019	400,000	—	—	—	—	8,400	408,400
	2018	365,000	—	1,218,333	704,785	—	30,185	2,318,303

Paul Rainey(7) Former Chief Financial Officer	2019	160,156	—	—	—	—	387,578	547,734

(1)

Amounts set forth in this column reflect the amounts received by the NEO as salary payments in respect of his service during 2019, and therefore represent a blend of the salary rates applicable to the NEO throughout the year where the NEO experienced a salary change mid-year.

(2)

Amounts set forth in this column represent the grant date fair value of stock-based awards (RSUs and PSUs) granted during the year computed in accordance with Accounting Standards Codification Topic No. 718, “Compensation—Stock Compensation” (“ASC 718”). For 2019, we determined the aggregate grant date fair value of the stock awards reflected in these columns using the valuation methodology and assumptions set forth in Note 13. Equity Transactions to our consolidated financial statements in our 2019 Form 10-K.

(3)

Amounts set forth in this column represent the grant date fair value of cash-settled stock options (referred to as “phantom” options) awards granted during the year computed in accordance with ASC 718. For 2019, we determined the aggregate grant date fair value of the phantom stock option awards reflected in these columns using the valuation methodology and assumptions set forth in our 2019 Form 10-K.

(4)	None of our NEOs received payments under the AIP in respect of service during 2019.

(5)

Amounts set forth in this column for 2019 include: (1) for Mr. Marks, approximately $5,285 for 401(k) employer matching contributions and approximately $16,629 for a temporary living allowance; (2) for Mr. Mezger, approximately $4,250 for 401(k) employer matching and approximately $16,297 for a temporary living allowance; (3) for Per Norén, approximately $8,400 for 401(k) employer matching contributions; and (4) for Paul Rainey, approximately $3,203 for 401(k) employer matching contributions and $384,375 in severance payments in connection with the termination of his employment.

(6)	Mr. Mezger became our Chief Financial Officer on May 16, 2019.

(7) Mr. Rainey ceased serving as Chief Financial Officer, effective May 16, 2019, remaining an employee of the Company through May 31, 2019.

18	● 2020 Proxy Statement

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2019 Year-End

The following table sets forth the equity-based awards held by our 2019 NEOs that were outstanding on December 31, 2019. The amounts set forth in the following table do not give effect to the Reverse Stock Split:

			Option/Stock Appreciation Awards						Stock Awards
Name(18)	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Awards: Market Value of Unearned Shares, Units or Other Rights Not Vested ($)(17)	RSUs: Number of Shares or Units of Stock That Have Not Vested (#)		RSUs: Market Value of Shares or Units of Stock That Have Not Vested ($)(17)
Josh Marks	8/3/2015		185,000	(7)	—		12.51	8/3/2020	—		—	—		—
	12/21/2017	(1)	—		—		—	—	—		—	89,952	(8)	44,976
	12/21/2017	(1)	—		—		—	—	59,962	(9)	29,981	—		—
	6/25/2018	(2)	—		461,794	(3)	2.65	6/25/2023	—		—	—		—
	6/25/2018	(2)	—		923,587	(4)	2.65	6/25/2025	—		—	—		—
	6/25/2018	(2)	—		—		—	—	—		—	700,000	(5)	350,000
	6/25/2018	(2)	—		—		—	—	350,000	(6)	175,000	—		—
Per Norén	3/30/2017		—		—		—	—	—		—	54,516	(10)	27,258
	3/30/2017		—		—		—	—	—		—	22,714	(10)	11,357
	3/30/2017		71,577	(11)	32,535		3.21	3/30/2024	—		—	—		—
	9/18/2017		—		—		—		45,430	(9)	22,715	—		—
	6/25/2018	(2)	—		219,902	(3)	2.65	6/25/2023	—		—	—		—
	6/25/2018	(2)	—		439,803	(4)	2.65	6/25/2025	—		—	—		—
	6/25/2018	(2)	—		—		—	—	—		—	333,333	(5)	166,667
	6/25/2018	(2)	—		—		—	—	166,667	(6)	83,334	—		—
Christian Mezger	5/8/2019	(12)	—		138,994	(13)	0.87	5/8/2024	—		—	—		—
	5/8/2019	(12)	—		347,586	(14)	0.87	5/8/2026	—		—	—		—
	5/8/2019	(12)	—		—		—	—	—		—	300,000	(15)	150,000
	5/8/2019	(12)	—		—		—	—	150,000	(16)	75,000	—		—

*

The closing price of a share of our common stock on December 31, 2019 (the last Nasdaq trading day in 2019) was $0.50, and we have used that per-share price for purposes of determining market values in this table.

(1)

Our Compensation Committee approved this equity award in early 2017. However, given the lack of remaining share availability at that time under our former equity plan, we deferred the issuance of this award until our stockholders approved our 2017 Omnibus Long-Term Incentive Plan at our 2017 Annual Meeting on December 21, 2017.

(2)	Our Compensation Committee approved this equity award at its June 25, 2018 meeting.

(3)

Represents stock options that vest and become exercisable with respect to 50% on March 27, 2020, with respect to 25% on March 27, 2021, and with respect to 25% on March 27, 2022, subject to continuous employment on each vesting date and that the Company’s average volume-weighted average price per share of common stock (“VWAP”) equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior to June 25, 2023.

(4)

Represents stock options that vest and become exercisable with respect to 50% on March 27, 2020 and with respect to 50% on March 27, 2021, subject to continuous employment on each vesting date and that the Company’s VWAP equals or exceeds $8.00 for 45 consecutive trading days at any time on or prior to June 25, 2025.

(5)

Represents restricted stock units that vest with respect to 50% on March 27, 2020, with respect to 25% on March 27, 2021, and with respect to 25% on March 27, 2022, subject to continuous employment through each applicable vesting date.

● 2020 Proxy Statement	19

EXECUTIVE COMPENSATION

(6)

Represents PSUs that vest with respect to 50% on March 27, 2020, with respect to 25% on March 27, 2021, and with respect to 25% on March 27, 2022, subject to continuous employment through each vesting date and that the Company’s VWAP equals or exceeds $4.00 for 45 consecutive trading days on or prior to June 25, 2023.

(7)

Represents stock options that vest and become exercisable with respect to 25% of their underlying shares on the first anniversary of their grant date and vest with respect to the remaining 75% of their underlying shares on a monthly basis over the following three years until fully vested, subject to continuous employment on each vesting date.

(8)

Represents restricted stock units that vest and become exercisable in four equal annual installments beginning on the first anniversary of their grant date, subject to continuous employment on each vesting date. However, Mr. Marks’ December 21, 2017 RSU award, which was subject to our stockholders’ approval of the Company’s new 2017 Omnibus Long-Term Incentive Plan (which approval was obtained on December 21, 2017), vests and becomes exercisable in four equal installments beginning on April 28, 2018, subject to continuous employment on each vesting date.

(9)

Represents PSUs that cliff vest on the third anniversary of the grant date, based on our relative total shareholder return (“TSR”) versus the constituents of the Russell 2000 index over a three-year performance period, and subject to continuous employment on the vesting date. However, for the equity grants that were subject to our stockholders’ approval of the Company’s new 2017 Omnibus Long-Term Incentive Plan (which our stockholders approved on December 21, 2017), these PSUs cliff vest in September 2020, based on our relative TSR versus the constituents of the Russell 2000 index over the three-year performance period, and subject to continuous employment on the vesting date.

(10)	Represents restricted stock units that vest and become exercisable in four equal annual installments beginning on March 30, 2018, subject to continuous employment on each vesting date.

(11)

Represents stock options that vest and become exercisable with respect to 25% of their underlying shares on March 30, 2018 and vest with respect to the remaining 75% of their underlying shares on a monthly basis over the following three years until fully vested, subject to continuous employment on each vesting date.

(12)	Our Compensation Committee approved this equity award on April 25, 2019, the grant date effective as of Mr. Mezger’s commencement of employment, which was May 8, 2019.

(13)

Represents stock options that vest and become exercisable with respect to 50% on May 8, 2021, with respect to 25% on May 8, 2022, and with respect to 25% on May 8, 2023, subject to continuous employment on each vesting date and that the Company’s average volume-weighted average price per share of common stock (“VWAP”) equals or exceeds $4.00 for 45 consecutive trading days at any time on or prior to May 8, 2024.

(14)

Represents stock options that vest and become exercisable with respect to 50% on May 8, 2021 and with respect to 50% on May 8, 2022, subject to continuous employment on each vesting date and that the Company’s VWAP equals or exceeds $8.00 for 45 consecutive trading days at any time on or prior to May 8, 2026.

(15)

Represents restricted stock units that vest with respect to 50% on May 8, 2021, with respect to 25% on May 8, 2022, and with respect to 25% on May 8, 2023, subject to continuous employment through each applicable vesting date.

(16)

Represents PSUs that vest with respect to 50% on May 8, 2021, with respect to 25% on May 8, 2022, and with respect to 25% on May 8, 2023, subject to continuous employment through each vesting date and that the Company’s VWAP equals or exceeds $4.00 for 45 consecutive trading days on or prior to May 8, 2024.

(17)

The market values of both the RSUs and PSUs were calculated by multiplying $0.50 (the closing price of a share of our common stock on December 31, 2019) by the number of unvested RSUs and unearned PSUs.

(18)	Mr. Rainey had no outstanding equity awards at December 31, 2019.

Employment Agreements

We have employment agreements with each of our 2019 NEOs, as summarized below:

Josh Marks, CEO

On March 23, 2018, we entered into a second amended and restated employment agreement with Mr. Marks in connection with his appointment as our CEO effective April 1, 2018. Mr. Marks receives an annual base salary of $500,000 and has an AIP bonus target that is 100% of his base salary. Mr. Marks also receives a temporary living allowance of $357 per day to cover housing/hotel, food and transportation for each working day that Mr. Marks is in the Company’s Los Angeles, California offices, for twelve months from April 1, 2019 ($237 per day prior to this date).

Mr. Marks’ employment agreement also provides for severance and change in control protection benefits under our Executive Severance Plan, and Mr. Marks agreed to be designated as a “Tier II” participant in that Plan. In addition, if the Company terminates his employment without “Cause” or if Mr. Marks terminates his employment for “Good Reason” (each as defined in the Executive Severance Plan), then we will also reimburse Mr. Marks for lease termination penalties related to his Los Angeles apartment (if he is still renting an apartment at the time of termination) and transportation expenses for Mr. Marks to relocate from Los Angeles. Effective as of March 29, 2020, our Compensation Committee has designated Mr. Marks as a “Tier I” participant in the Executive Severance Plan.

20	● 2020 Proxy Statement

EXECUTIVE COMPENSATION

Christian Mezger, CFO

We entered into an employment agreement with Mr. Mezger on May 6, 2019, in connection with his appointment as our CFO. Under this employment agreement, Mr. Mezger received an initial annual base salary of $425,000. Mr. Mezger was also entitled to an AIP cash bonus with an initial target of 75% of his annual base salary. Pursuant to his employment agreement, Mr. Mezger received an initial equity grant consisting of (a) RSUs representing 300,000 shares of our common stock (the “Initial RSU Award”) vesting over a four-year period, subject to continuous service on each vesting date, (b) PSUs representing 150,000 shares of our common stock (the “Initial PSU Award”) vesting over a four-year period, subject to (i) continuous service on each vesting date, and (ii) our Common Stock achieving an average volume-weighted average price per share (“VWAP”) equal to or exceeding $4.00 for 45 consecutive trading days at any time prior to the fifth anniversary of the grant date, (c) Cash Settled Stock Options representing 138,994 shares of our common stock (the “Initial $4 CSR Award”) vesting over a four-year period, subject to (i) continuous service on each vesting date, and (ii) our Common Stock achieving a VWAP equal to or exceeding $4.00 for 45 consecutive trading days at any time prior to the fifth anniversary of the grant date, and (c) Cash Settled Stock Options representing 347,586 shares of our common stock (the “Initial $8 CSR Award”) vesting over a three-year period, subject to (i) continuous service on each vesting date, and (ii) our Common Stock achieving a VWAP equal to or exceeding $8.00 for 45 consecutive trading days at any time prior to the seventh anniversary of the grant date. The exercise price of the Initial $4 CSR Award and the Initial $8 CSR Award was $0.87, which was the closing price of our common stock on Nasdaq on May 8, 2019 (which was the date on which Mr. Mezger’s commenced employment with the Company).

In addition, we agreed to (i) reimburse Mr. Mezger for travel to and from his principal residence to the Company’s Los Angeles office location and for accommodations while traveling and (ii) provide Mr. Mezger with a temporary living allowance of $357 per day to cover housing/hotel, food and transportation for each working day that Mr. Mezger is in the Company’s Los Angeles, California offices, until the earlier of the 12-month anniversary of Mr. Mezger’s commencement date or the date on which Mr. Mezger establishes a primary residence in a location to be mutually agreed upon with the Company. Mr. Mezger’s agreement also provides for severance and change in control protection benefits under our Executive Severance Plan, and he is a “Tier II” participant in that Plan.

Per Norén, President

We entered into an employment letter agreement with Per Norén on April 17, 2018, the terms of which were retroactively effective to April 1, 2018, in connection with his appointment as our Executive Vice President and Chief Commercial Officer. He was subsequently promoted to President. This agreement provides for an initial base salary of $365,000 per year and an AIP cash bonus target of 75% of his annual base salary. Also, this agreement generally states that Mr. Norén may be considered for equity grants from time to time. Mr. Norén is eligible to receive a one-time relocation allowance if he relocates his primary residence to Los Angeles, California during the period of his employment. Mr. Norén also is eligible for severance and change in control protection benefits under our Executive Severance Plan, and he is designated as a “Tier II” participant in that plan. On November 8, 2018, we increased Mr. Norén’s base salary to $400,000 in connection with his appointment as our President.

Paul Rainey, Former Chief Financial Officer

We entered into a Separation Agreement and General Release, dated May 27, 2019 and effective May 31, 2019 (the “Separation Agreement”) with Paul Rainey in connection with his departure from his role as Executive Vice President and Chief Financial Officer, which was treated as a severance-eligible separation for purposes of the Executive Severance Plan. In consideration for Mr. Rainey’s general release of claims and compliance with non-solicitation and other covenants under the Separation Agreement, the Separation Agreement entitled Mr. Rainey to (i) a lump-sum severance payment of $384,375, as provided in the Executive Severance Plan, (ii) a prorated portion of Mr. Rainey’s annual cash bonus (if any) under the Executive Severance Plan that he would have earned for the 2019 performance year if he had remained employed with the Company through the payment date thereof, and (iii) payment of 12 months of certain health insurance related premiums under COBRA. In addition, the Company provided Mr. Rainey with six months of outplacement services. Furthermore, any vested stock options held by Mr. Rainey as of May 31, 2019 remained outstanding and eligible for exercise in accordance with their terms and any unvested stock options will vest in accordance with the terms of the Executive Severance Plan.

● 2020 Proxy Statement	21

EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control

We believe that severance and change in control protections are important components of our executive officers’ compensation packages because these protections provide security and stability that enable our executive officers to focus on their duties and responsibilities to the Company and to act with the best interests of the Company and its stockholders in mind at all times, even under circumstances that may be adverse to the executive officer’s job security. To that end, we have adopted an Executive Severance Plan.

The following narrative summarizes the payments and benefits that our 2019 NEOs would have been entitled to receive under the Executive Severance Plan upon certain terminations of employment and/or a change in control, assuming those events occurred on December 31, 2019 and applying their severance and change in control protection benefits as in effect on December 31, 2019.

Death, Disability or Retirement.

•

Regarding Messrs. Marks, Mezger, and Norén. Messrs. Marks, Mezger, and Norén would not have received any cash benefits upon death, disability or retirement, but our RSU and option award agreements provide for continued or accelerated vesting of the unvested portion of those awards in the event of termination of employment due to death or disability. Under the equity award agreement for the PSUs, if a PSU recipient dies or becomes disabled prior to the end of the performance period, the Company will waive the continuous-employment vesting requirement, and the PSU award will vest at the applicable TSR performance level as measured at the end of the three-year performance period, or with respect to the PSUs granted during 2018 and 2019, based on the performance goal achievement prior to the end of the performance period. Our cash-settled stock options (referred to as “phantom options”) that have satisfied the time-vesting conditions will remain outstanding and eligible to vest based on attainment of the applicable performance goal until the expiration of the applicable term. Phantom stock options that have not satisfied the time-vesting conditions will be forfeited.

Termination outside a Change in Control Protection Period.

•

Regarding Messrs. Marks, Mezger, and Norén. As of December 31, 2019, Messrs. Marks, Mezger, and Norén participated in the Executive Severance Plan as Tier II participants. If their employment had been terminated by the Company without “Cause” or by them for “Good Reason” (each as defined in the Executive Severance Plan) (a “Qualifying Termination”) other than during the period that is within 120 days prior to or within 2 years following a “Change in Control” (as defined in the Executive Severance Plan) (the “Change in Control Protection Period”), then each would have received (subject to execution of an effective release of claims against the Company and compliance with restrictive conditions set forth in the Executive Severance Plan):

•	a lump-sum cash payment equal to 1.0x his annual base salary;

•	a pro-rated portion of his annual cash bonus award for the 2019 performance year, with the bonus calculated based on “actual” performance;

•

payment of any unpaid annual bonus in respect of a prior fiscal year (or performance period already completed) that ended on or before the date of termination (without any requirement to remain employed through the payment date to earn such bonus);

•	continued subsidized health care coverage for up to 12 months following termination;

•	outplacement assistance for up to 12 months following termination;

•

with respect to any outstanding time-vesting equity awards, accelerated vesting of a pro-rated portion of all outstanding and unvested equity awards based on (i) the number of days employed from the grant date through the date of termination plus (ii) 365 days (iii) divided by the total number of days in the applicable vesting period;

22	● 2020 Proxy Statement

EXECUTIVE COMPENSATION

•

with respect to any outstanding performance-vesting equity awards, vesting as provided in the relevant award agreement, which currently provide for the PSU award to vest based on the applicable relative TSR performance level as measured at the end of the three-year performance period or, with respect to PSU awards granted during 2018, based on the performance goal achievement during the six month period after termination, prorated based on the portion of the performance period employed (e.g., if terminated on December 31, 2019, approximately 27 full months into the 36-month performance period for the PSUs granted in September 2017, then the individual would have remained eligible for 27/36ths of that PSU award); and

•

with respect to any phantom stock options, vesting as provided in the relevant award agreement, which currently provide for the phantom stock options to vest on achievement of the applicable performance goals during the six-month period after termination, pro-rated based on the portion of the performance period employed, which will remain outstanding until the earlier of six months post-termination and the expiration of the applicable term.

Termination within a Change in Control Protection Period.

•

Regarding Messrs. Marks, Mezger, and Norén. As described above, Messrs. Marks, Mezger, and Norén participated in the Executive Severance Plan as Tier II participants as of December 31, 2019. If their employment had been terminated by the Company due to a Qualifying Termination within the “Change in Control Protection Period” described above, then each would have received (subject to execution of an effective release of claims against the Company and compliance with restrictive conditions set forth in the Executive Severance Plan):

•	a lump-sum cash payment equal to 1.0x the sum of his annual base salary and target annual cash bonus award;

•	a pro-rated portion of the annual cash bonus award for the 2019 performance year, with the bonus calculated based on the greater of “actual” performance and “target” performance;

•

payment of any unpaid annual bonus in respect of a prior fiscal year (or performance period already completed) that ended on or before the date of termination (without any requirement to remain employed through the payment date to earn such bonus);

•	continued subsidized health care coverage for up to 12 months following termination;

•	outplacement assistance for up to 12 months following termination;

•	with respect to any outstanding time-vesting equity awards, immediate and fully accelerated vesting of all outstanding and unvested equity awards and a limited exercise continuation period;

•

with respect to any outstanding performance-vesting equity awards, vesting as provided in the relevant award agreement, which currently provide for vesting to fully accelerate for the PSUs based on the relative TSR performance as measured on the change-of-control date or, with respect to PSU awards granted during 2018, based on the performance goal achievement prior to the termination date or on the change-of-control date, if later; and

•

with respect to any phantom stock options, vesting as provided in the relevant award agreement, which currently provides for the phantom stock options to vest fully if the performance goal, if any, has been achieved prior to the termination date or on the change-of-control date, if later.

● 2020 Proxy Statement	23

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table provides information (as of December 31, 2019) with respect to all of our equity compensation plans in effect as of December 31, 2019. The amounts set forth in the following table do not give effect to the Reverse Stock Split:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Stockholders
Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan	1,455,439	(1)	$9.26	(2)	—	(3)
Global Eagle Entertainment Inc. Amended and Restated 2017 Omnibus Long-Term Incentive Plan	8,502,484	(4)	$2.93	(5)	5,383,494
Equity Compensation Plans Not Approved by Stockholders(6)	12,225	(7)	$8.03	(8)	—

(1)	Consists of 421,979 unvested RSU awards (of which 45,430 constitute PSU awards) and 1,033,460 stock option awards outstanding as of December 31, 2019.

(2)	Based on 1,033,460 stock options outstanding as of December 31, 2019.

(3)

The Global Eagle Entertainment Inc. Amended and Restated 2017 Omnibus Long-Term Incentive Plan replaced the Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan. The awards granted under the Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan remain outstanding under the terms of that plan, but we will not issue any further shares under that plan.

(4)	Consists of 5,242,660 unvested RSU awards (of which 1,576,720 constitute PSU awards) and 3,259,824 stock option awards outstanding as of December 31, 2019.

(5)	Based on 3,259,824 stock options outstanding as of December 31, 2019.

(6)	Represents the Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees. We do not plan to issue any further shares under this plan.

(7)	Consists of 6,775 RSU awards and 5,450 stock option awards outstanding as of December 31, 2019.

(8)	We granted all stock options under the Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees at this exercise price.

24	● 2020 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding beneficial ownership of shares of our common stock as of May 14, 2020 (the “Beneficial Ownership Table Date”) by:

•	each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each NEO for 2019;

•	each of our current and nominated directors; and

•	all of our current executive officers and directors as a group.

We report the amounts and percentages of shares beneficially owned on the basis of SEC regulations governing the determination of beneficial ownership of securities. SEC rules deem a person to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. SEC rules also deem a person to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of our common stock is based on 3,744,643 shares of our common stock issued and outstanding as of May 14, 2020. The amounts set forth below are after giving effect to the Reverse Stock Split.

Except as otherwise indicated in the footnotes to the table below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of our common stock. Unless otherwise indicated, the address of each individual in the following table is c/o Global Eagle Entertainment, 6080 Center Drive, Suite 1200, Los Angeles, California 90045. Addresses for the other beneficial owners are set forth in the footnotes to the table.

Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percent of Outstanding Common Stock
Nantahala Capital Management, LLC(2)	1,161,262	31.0%
ABRY Partners, LLC(3)	378,231	10.1%
Searchlight II TBO-W, L.P.(4)	277,668	7.4%
Frontier Capital Management Co., LLC(5)	188,050	5.0%
Josh Marks(6)	28,211	*
Jeff Leddy(7)	75,313	2.0%
Per Norén(8)	13,488	*
Robert W. Reding(9)	8,869	*
Harry E. Sloan(10)	29,276	*
Christian Mezger	—
Paul Rainey	—
Eric Sondag(11)	2,350	*
Ronald Steger(12)	14,852	*
Eric Zinterhofer(13)	280,016	7.5%
Leslie Ferraro(14)	1,509	*
All current and nominated executive officers and directors as a group (11 individuals)(15)	453,884	12.1%

*	Less than 1%

● 2020 Proxy Statement	25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

Represents shares of the Company’s common stock held, options and warrants held that were vested and/or exercisable at the Beneficial Ownership Table Date and any such securities that will vest and/or become exercisable within 60 days thereafter (without reduction for any shares that we may later “withhold to cover” for tax purposes). The table excludes Performance Share Units and Cash-Settled Appreciation Rights which have yet to meet their performance targets.

(2)

According to a Schedule 13G/A filed with the SEC on February 13, 2020, Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Dan Mack may be deemed to share voting and dispositive power over 29,031,542 (1,161,262 after giving effect to the Reverse Stock Split) shares of the Company’s common stock held by funds and separately managed accounts under Nantahala’s control. As managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed a beneficial owner of these shares. Nantahala Capital Partners SI, LP, a fund advised by Nantahala, has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, approximately 16.5% of the outstanding shares of common stock beneficially owned by Nantahala. The business address of Nantahala is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(3)

According to a Schedule 13G/A filed with the SEC on February 12, 2019 on behalf of ABRY Partners VII, L.P., a Delaware limited partnership (“ABRY Partners”), ABRY Partners VII Co-Investment Fund, L.P., a Delaware limited partnership (“ABRY Fund”), ABRY Investment Partnership, L.P., a Delaware limited partnership (“ABRY Partnership”), EMC Aggregator, LLC, a Delaware limited liability company (“EMC Aggregator”), EMC Acquisition Holdings LLC, a Delaware limited liability company (“EMC Acquisition Holdings”), Jay Grossman, an individual and a U.S. Citizen, and Peggy Koenig, an individual and a U.S. citizen. ABRY Partners, ABRY Fund, ABRY Partnership, EMC Aggregator, Jay Grossman and Peggy Koenig hold shared voting and shared dispositive power with respect to 9,455,783 (378,231 after giving effect to the Reverse Stock Split) shares of the Company’s common stock, and EMC Acquisition Holdings holds shared voting and shared dispositive power with respect to 4,897,877 (195,915 after giving effect to the Reverse Stock Split) shares of the Company’s common stock. EMC Aggregator is the direct owner of 84.3% of the membership interests of EMC Acquisition Holdings and may be deemed to share voting and dispositive power with respect to any shares beneficially owned by EMC Acquisition Holdings. As the direct owner of 96.72429% of the equity interests of EMC Aggregator, ABRY Partners also may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator. As the direct owner of 3.19196% of the equity interests of EMC Aggregator, ABRY Fund also may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator. As the direct owner of 0.08375% of the equity interests of EMC Aggregator, ABRY Partnership also may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator. ABRY Partners, ABRY Fund and ABRY Partnership, each disclaim beneficial ownership of such shares beneficially owned by EMC Aggregator. ABRY VII Capital Partners, L.P., a Delaware limited partnership (“ABRY VII Capital”), the general partner of ABRY Partners, may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator, but disclaims beneficial ownership of such shares. ABRY Partners VII Co-Investment GP, LLC, a Delaware limited liability company (“ABRY Co-Investment”), the general partner of ABRY Fund, may be deemed to share voting and dispositive power with respect to any shares beneficially owned by EMC Aggregator, but disclaims beneficial ownership of such shares. ABRY VII Capital Investors, LLC (“ABRY Investors”), a Delaware limited liability company, the general partner of ABRY VII Capital and a member of ABRY Co-Investment, may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator, but disclaims beneficial ownership of such shares. ABRY GP, a Delaware limited liability company, the general partner of ABRY Partnership, may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator, but disclaims beneficial ownership of such shares. Each of Jay Grossman and Peggy Koenig, equal members and managers of each of ABRY GP and ABRY Investors, may be deemed to share voting and dispositive power with respect to any of our shares beneficially owned by EMC Aggregator, but each of them disclaims beneficial ownership of such shares. The business address of ABRY Partners, ABRY Fund, ABRY Partnership, EMC Aggregator, EMC Acquisition Holdings, Jay Grossman, and Peggy Koenig is c/o ABRY Partners, 888 Boylston Street, 16th Floor, Boston, MA 02199.

(4)

According to a Schedule 13D/A filed with the SEC on June 7, 2019 on behalf of Searchlight II TBO-W, L.P., a Delaware limited partnership (“Searchlight II TBO-W”); Searchlight II TBO GP, LLC, a Delaware limited liability company and the general partner of Searchlight II TBO-W (“Searchlight II TBO GP”); SC II PV TBO, L.P., a Delaware limited partnership and a member of Searchlight II TBO GP (“SC II PV TBO”); Searchlight Capital II (FC) AIV, L.P., a Delaware limited partnership and a member of Searchlight II TBO GP (“Searchlight Capital II (FC) AIV”); SC II TBO, L.P., a Delaware limited partnership and a member of Searchlight II TBO GP (“SC II TBO”); Searchlight Capital Partners II GP, L.P., a Cayman Islands exempted limited partnership and general partner of SC II PV TBO, and Searchlight Capital Partners II GP, LLC, a Delaware limited liability company and general partner of Searchlight Capital Partners II GP LP (“Searchlight Capital Partners II GP”). There are three managers of Searchlight Capital Partners II GP (the “Managers”). The Managers directly or indirectly control the investment and voting decisions of Searchlight Capital Partners II GP. The business address of Searchlight II TBO-W is c/o Searchlight Capital Partners, L.P., 745 5th Avenue—27th Floor, New York NY 10151.

(5)

According to a Schedule 13G/A filed with the SEC on February 14, 2020, Frontier Capital Management Co., LLC, a Delaware limited liability company, has sole dispositive power over 4,701,250 (188,050 after giving effect to the Reverse Stock Split) shares of the Company’s common stock. The business address of Frontier Capital Management Co., LLC is 99 Summer Street, Boston, MA 02110.

(6)

Includes 7,400 shares of the Company’s common stock that Mr. Marks has the right to acquire by exercise of vested stock options. The remaining amount in the table above for Mr. Marks represents shares of our common stock held by him.

(7)

Includes 40,818 shares of the Company’s common stock that Mr. Leddy has the right to acquire by exercise of vested stock options; but excludes (x) 147 RSUs that are vested but for which he has deferred the receipt until May 2021 and (y) 216 RSUs that are vested but for which he has deferred the receipt until April 2022. The remaining amount in the table above for Mr. Leddy represents shares of our common stock held by him.

(8)

Includes 3,210 shares of the Company’s common stock that Mr. Norén has the right to acquire by exercise of vested stock options and 174 shares of the Company’s common stock that Mr. Norén will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date. The remaining amount in the table above for Mr. Norén represents shares of our common stock held by him.

26	● 2020 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(9)

Includes 2,003 shares of the Company’s common stock that Mr. Reding has the right to acquire by exercise of vested stock options and 1,509 shares of the Company’s common stock that Mr. Reding will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date; but excludes (x) 147 RSUs that are vested but for which he has deferred the receipt until May 2021 and (y) 216 RSUs that are vested but for which he has deferred the receipt until April 2022. The remaining amount in the table above for Mr. Reding represents shares of our common stock held by him.

(10)

Includes 2,003 shares of the Company’s common stock that Mr. Sloan has the right to acquire by exercise of vested stock options and 1,509 shares of the Company’s common stock that Mr. Sloan will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date; but excludes (x) 147 RSUs that are vested but for which he has deferred the receipt until May 2021 and (y) 216 RSUs that are vested but for which he has deferred the receipt until April 2022. The remaining amount in the table above for Mr. Sloan represents shares of our common stock held by him.

(11)

Includes 841 shares of the Company’s common stock that Mr. Sondag has the right to acquire from previously vested and currently exercisable stock options and 1,509 shares of the Company’s common stock that Mr. Sondag will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date.

(12)

Includes 968 shares of the Company’s common stock that Mr. Steger has the right to acquire by exercise of vested stock options and 1,509 shares of the Company’s common stock that Mr. Steger will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date. The remaining amount in the table above for Mr. Steger represents shares of our common stock held by him.

(13)

Includes 841 shares of the Company’s common stock that Mr. Zinterhofer has the right to acquire from previously vested and currently exercisable stock options, 1,509 shares of the Company’s common stock that Mr. Zinterhofer will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date, and 277,666 shares of the Company’s common stock that is directly held by Searchlight II TBO-W, L.P. (the “Fund”). Searchlight II TBO GP, LLC (“Searchlight II TBO GP”) is the general partner of the Fund. SC II PV TBO, L.P. (“SC II PV TBO”), Searchlight Capital II (FC) AIV, L.P. (“Searchlight Capital II (FC) AIV”) and SC II TBO, L.P. (“SC II TBO”) are the members of Searchlight II TBO GP. Searchlight Capital Partners II GP, L.P. (“Searchlight Capital Partners II GP LP”) is the general partner of SC II PV TBO, Searchlight Capital II (FC) AIV and SC II TBO. Searchlight Capital Partners II GP, LLC (“Searchlight Capital Partners II GP”) is the general partner of Searchlight Capital Partners II GP LP. Mr. Zinterhofer is a manager of Searchlight Capital Partners II GP but disclaims beneficial ownership of all securities, except to the extent of any indirect pecuniary interest therein.

(14)

Includes 1,509 shares of the Company’s common stock that Ms. Ferraro will have the right to acquire by exercise of stock options which are scheduled to vest within 60 days of the Beneficial Ownership Table Date.

(15)	Includes Jeff Leddy, Leslie Ferraro, Josh Marks, Robert W. Reding, Harry E. Sloan, Eric Sondag, Ronald Steger, Eric Zinterhofer, R. Jason Everett, Christian Mezger and Per Norén.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and beneficial owners of more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. SEC regulations require directors, executive officers and greater than ten percent stockholders to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during 2019, our directors, executive officers and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them, except for one late Form 3 reporting filed on behalf of Ms. Ferraro and one late Form 4 reporting one transaction filed on behalf of Mr. Steger.

● 2020 Proxy Statement	27

PROPOSAL 2  APPROVE (ON AN ADVISORY BASIS) OUR COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS FOR 2019

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers for 2019 as disclosed in this Proxy Statement in accordance with SEC rules. We currently submit this advisory vote on executive compensation to our stockholders on an annual basis and intend to continue to do so in the future.

This vote is not intended to address any specific item of compensation. Rather the overall compensation of our 2019 named executive officers is disclosed in the compensation tables and related narrative disclosure contained in this Proxy Statement, which begin on page 17 of this Proxy Statement.

Accordingly, our Board asks our stockholders to indicate their support for the compensation of our named executive officers for 2019 as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers for 2019, as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K (including the compensation tables and narrative disclosures), is hereby APPROVED on an advisory basis.”

Because the vote is advisory, it is not binding on us, our Compensation Committee or our Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and our Board. Accordingly, our Board and our Compensation Committee will consider the results of this vote in the future when making determinations regarding executive compensation arrangements.

Required Vote

In order to be approved, this Proposal must receive the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal, i.e., the votes cast “FOR” this Proposal must exceed the votes cast as “AGAINST.” Shares represented by executed proxies (but with no marking indicating “FOR” or “AGAINST”) will be voted “FOR” the approval of the foregoing resolution. Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of this Proposal.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL (ON AN ADVISORY BASIS) OF OUR COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS FOR 2019.

28	● 2020 Proxy Statement

PROPOSAL 3   ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our stockholders to vote, on an advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers. We are required to hold an advisory vote to approve the compensation of our named executive officers at least once every three years. Accordingly, stockholders may vote on an advisory basis to hold the advisory vote to approve the compensation paid to our named executive officers every year, every two years or every three years. Stockholders may also abstain from voting on this proposal. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers at least once every six years. After careful consideration of this proposal, the Board has determined that an advisory vote to approve the compensation of our named executive officer that occurs every year (an annual vote) is the most appropriate alternative, and therefore recommends that you vote to hold the advisory votes to approve the compensation of our named executive officers every year.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in our Proxy Statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices on a routine basis. An annual vote will give our stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time, and give the Board and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of ongoing feedback from stockholders. An annual vote also complements our goal of creating and implementing compensation programs that enhance stockholder value and maximize accountability.

The advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. The Board understands that there are different views as to what is an appropriate frequency for future advisory votes on executive compensation. For the reasons described above, we believe that a majority of our stockholders would prefer an annual vote.

The frequency receiving the highest number votes cast will be the frequency considered to be recommended by stockholders, although such vote will not be binding on the Board. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” SHAREHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR AS OUTLINED IN THIS PROPOSAL 3.

● 2020 Proxy Statement	29

PROPOSAL 4  RATIFY (ON AN ADVISORY BASIS) THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

Our Audit Committee has appointed KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Neither our by-laws nor our other governing documents require stockholder ratification of our appointment of KPMG. However, our Board hereby submits KPMG’s appointment to our stockholders for their ratification (on a non-binding advisory basis) as a matter of good corporate-governance practice. If our stockholders fail to ratify the selection, then that stockholder action will not be binding on our Board or Audit Committee, but our Audit Committee will reconsider whether to retain KPMG. Even if the stockholders ratify KPMG’s selection, our Audit Committee may in its discretion decide to appoint a different independent registered public accounting firm at any time (in 2020 or otherwise) if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG will be present at the 2020 Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Required Vote

In order to be approved, this Proposal must receive the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal, i.e., the votes cast “FOR” this Proposal must exceed the votes cast as “AGAINST.” Shares represented by executed proxies (but with no marking indicating “FOR” or “AGAINST”) will be voted “FOR” the ratification of KPMG as our independent registered public accounting firm for 2020. Votes to “ABSTAIN” and broker non-votes are not considered “votes cast,” and so will have no effect on the outcome of the Proposal. Note that in the absence of instructions from you, your broker may use its discretion to vote your shares on this Proposal 4. See “Other Matters—What are ‘broker non-votes’?” on page 39.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION (ON AN ADVISORY BASIS) OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020 AS OUTLINED IN THIS PROPOSAL 4.

30	● 2020 Proxy Statement

AUDIT-RELATED MATTERS

Audit Committee Pre-Approval Policy

Our Audit Committee has a Pre-Approval Policy requiring that it pre-approve any audit and non-audit services that our independent registered public accounting firm renders to us. The Policy generally requires that our Audit Committee pre-approve all audit, audit-related, tax and other services. Our Audit Committee may grant its pre-approval as part of its approval of the overall scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before it engages the firm to provide the service. The Audit Committee may delegate its pre-approval authority to one of its members (e.g., to the Audit Committee Chair) if the proposed services do not exceed $250,000 in value in any fiscal year, but in that case the delegate must report his or her actions pursuant to that authority to the Audit Committee at its next regularly scheduled meeting.

Independent Registered Public Accounting Firm Fees for the Years Ended December 31, 2019 and 2018

As discussed above in “Board of Directors and Corporate Governance—Information Regarding Committees of the Board of Directors” beginning on page 11, our Audit Committee is directly responsible for determining the compensation of our independent registered public accounting firm and pre-approving that firm’s fees for its audit and non-audit services.

The table below shows the fees billed for the audit of our annual consolidated financial statements for the years ended December 31, 2019 and 2018, respectively, and fees billed for other services that KPMG rendered for 2019 and 2018, related to those periods. Our Audit Committee (or Audit Committee Chair) pre-approved all of the fees described below in accordance with our Audit Committee’s Pre-Approval Policy described in the immediately preceding sub-section. Our Audit Committee further determined that KPMG’s rendering of non-audit services was compatible with maintaining their independence from us.

	For Year Ended December 31,
	2019	2018
Audit fees (1)	$7,169,500	$9,600,000
Audit-related fees(2)	$—	$—
Tax fees(3)	$67,923	$26,468
All other fees(4)	$—	$—
Total fees	$7,237,423	$9,626,468

(1)

“Audit fees” consist of fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory audits required internationally, and fees related to SEC registration statements.

(2)

“Audit-related fees” consist of fees for professional services for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	“Tax fees” consist of fees for tax compliance, tax advice and tax planning.

(4)

“All other fees” consist of permitted services (other than those that meet the criteria described in the footnotes above). These fees have related to risk management advisory services, access to auditor working papers and our subscription to an online service used for accounting research purposes.

The total fees for 2019 and 2018 were driven by several factors, including our need to complete numerous additional financial-closing procedures due to our multiple weaknesses in internal control over financial reporting. We believe that our total fees for our 2020 audit process will be less than those incurred for our 2019 audit process. But, we nevertheless expect that the fees will remain substantial until we have remediated the multiple material weaknesses in our control environment due to the additional audit work associated with them.

● 2020 Proxy Statement	31

AUDIT-RELATED MATTERS

Audit Committee Report

Our Audit Committee has reviewed and discussed with our management and KPMG our audited financial statements for the year ended December 31, 2019. Our Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). Our Audit Committee received the written disclosures and a letter from KPMG required by the PCAOB regarding KPMG’s communications with our Audit Committee concerning KPMG’s independence, and our Audit Committee discussed with KPMG its independence. Based on the foregoing, our Audit Committee recommended to our Board that we include our audited financial statements for the fiscal year ended December 31, 2019 in our Annual Report on Form 10-K for that fiscal year.

Respectfully submitted,

AUDIT COMMITTEE
Ronald Steger, Chair
Eric Sondag

This Audit Committee Report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the filing date hereof and irrespective of any general incorporation language in any such filing.

32	● 2020 Proxy Statement

RELATED PARTY TRANSACTIONS POLICY AND TRANSACTIONS

Related Party Transactions Policy

Our Audit Committee has a Related Party Transactions Policy that sets forth the policies and procedures for its review and approval or ratification of our “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of similar transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest.

“Related parties” under the Policy include:

•	our directors, nominees for director or executive officers;

•	any beneficial owner of more than 5% of any class of our voting securities; and

•	any immediate family member of any of the foregoing.

Pursuant to our Related Party Transactions Policy, our Audit Committee considers (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arms’-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our Code of Ethics, Conflicts of Interest Policy or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of our Board and on his or her eligibility to serve on our Board’s committees. Management presents to our Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. We may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the Policy. Our Audit Committee does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Related Party Transactions

During 2019 and 2018, the Company did not participate in any related party transactions, other than as described below.

Searchlight Investment

On March 27, 2018, Searchlight Capital Partners, L.P. (“Searchlight”) invested $150 million of debt capital into the Company. (Searchlight is a related party because each of Eric Sondag and Eric Zinterhofer are members of our Board and partners at Searchlight). The Searchlight investment provided net proceeds of $143.0 million in exchange for the $150.0 million in aggregate principal amount of our Second Lien Notes due June 2023. This was combined with warrants issued to Searchlight to acquire an aggregate of 18,065,775 shares of our common stock, at an exercise price of $0.01 per share (the “Penny Warrants”) and warrants to acquire an aggregate of 13,000,000 shares of our common stock, at an exercise price of $1.57 per share (the “Market Warrants”). We used the proceeds of this indebtedness to repay then-existing indebtedness (including the then-existing balance on our revolving credit facility), to fund our working capital and capital expenditure requirements and for general corporate purposes.

Transactions with TRIO Connect and its Affiliates

In July 2015 (prior to our acquisition of EMC in July 2016), EMC divested its interest in TRIO Connect (“TRIO”), one of EMC’s joint ventures formed to commercialize EMC’s ARABSAT Ka-Band contract, such that following the divestiture EMC no longer had any ownership interest in TRIO and TRIO was instead owned by funds affiliated with ABRY

● 2020 Proxy Statement	33

RELATED PARTY TRANSACTIONS POLICY AND TRANSACTIONS

Partners, Abel Avellan (our former President and Chief Strategy Officer, who left the Company in April 2017) and EMC’s other former stockholders. (ABRY Partners is a related party because it holds approximately 10.1% of our common stock as of May 14, 2020.) We did not acquire the TRIO business in connection with our acquisition of EMC.

Prior to our acquisition of the EMC business, EMC and its subsidiaries had collectively made various loans to TRIO and its affiliated entities over time in an aggregate amount equal to approximately $5.7 million. Also, prior to the EMC acquisition, STMEA (FZE), a wholly owned subsidiary of TRIO, had made sales of equipment and provided employee payroll services to EMC and its subsidiaries in an aggregate amount equal to approximately $4.9 million. After netting the then-outstanding trade payables for the equipment sales and payroll services against the then-outstanding loan amounts, TRIO and its affiliates collectively owed EMC and its subsidiaries approximately $800,000 in July 2016 at the time we acquired EMC, and we inherited this receivable in the acquisition. We believe that the receivable is uncollectible, and as such we wrote off its remaining balance.

Between October 2016 and August 2017, we made payments to a TRIO affiliate totaling $421,532 for equipment purchases and service fees in connection with servicing various customer contracts. In September 2017, we made additional equipment purchases from TRIO’s affiliate totaling $425,000 for customer orders and for inventory purposes. We believe that all of these purchase transactions were on arm’s length pricing and terms, and our Audit Committee approved them. There were no equipment purchases from TRIO during 2018. In addition, in September 2018, the Company realized that it had invoiced TRIO in error for an equipment purchase of approximately $200,000 made by EMC in November 2016. As such, the Company forgave the receivable. ABRY Partners divested its interest in our TRIO counterparty’s operations in November 2017, such that the TRIO counterparty is no longer a related party of the Company.

During 2017 and the first quarter of 2018, we received payroll tax refunds (relating to a subsidiary we acquired in connection with the EMC acquisition) from the Brazilian government relating to various periods from May 2007 through December 2009, which, after applying tax, amounted to $1.7 million. As the refunds relate to periods prior to the EMC acquisition, the tax refund belonged to the former owners of EMC. Therefore, after giving effect to our forgiveness of the approximately $200,000 receivable referenced above, we paid approximately $1.5 million to ABRY Partners and EMC’s other former stockholders during the fourth quarter of 2018.

ABRY Board Nomination Right

ABRY, through its affiliate EMC HoldCo 2 B.V., had a right under a nomination letter agreement (the “ABRY Nomination Agreement”) that we entered into in connection with the EMC acquisition to nominate one individual for election to our Board. This right was due to terminate when (i) ABRY held less than 5% of our outstanding common stock, (ii) ABRY or its affiliates consummated a transaction involving a company or business that competed with any business then engaged in (or contemplated to be engaged in) by us, (iii) any partner, member or employee of ABRY or any of its affiliates became a director, board observer or executive officer of any competitor of ours, (iv) we sold all or substantially all of our assets, (v) we participated in a merger, consolidation or similar transaction in which our stockholders immediately prior to the consummation of the transaction held less than 50% of all of the outstanding common stock or other securities entitled to vote for the election of directors of the surviving entity in such transaction or (vi) ABRY gave written notice to us that it desires to terminate its nomination right. The ABRY Nomination Agreement also required that, subject to exceptions, ABRY and its affiliates would be subject to a “standstill” provision. This provision prohibited ABRY and its affiliates from taking actions to influence or control us (including by acquiring additional securities) until six months after the termination of ABRY’s nomination right.

ABRY Partners irrevocably forfeited its nomination right in February 2018. The “standstill” provision described above was in effect through August 2018.

Amended and Restated Registration Rights Agreement

When we consummated our business combination in January 2013 with Row 44 and Advanced Inflight Alliance AG, we entered into an amended and restated registration rights agreement with PAR, entities affiliated with Putnam Investments, Global Eagle Acquisition LLC (the “Sponsor”) and our then and current Board members Jeff Sagansky and Harry E. Sloan

34	● 2020 Proxy Statement

RELATED PARTY TRANSACTIONS POLICY AND TRANSACTIONS

respectively, who were affiliated with the Sponsor. Under that agreement, we agreed to register the resale of securities held by them (the “registrable securities”) and to sell those registrable securities in a variety of manners, including in underwritten offerings. We also agreed to pay the securityholders’ expenses in connection with their exercise of their registration rights.

In addition, the amended and restated registration rights agreement restricts our ability to grant registration rights to a third party on parity with or senior to those held by the “holders” (as defined under that agreement) without the consent of holders of at least a majority of the “registrable securities” under that agreement. In April 2018, we entered into a consent to the amended and restated registration rights agreement with PAR whereby PAR (as a holder of a majority of registrable securities thereunder) consented to the registration rights that we provided to Searchlight as part of its investment in us.

During 2017, Putnam Investments was a beneficial owner of more than 5% of our outstanding common stock. According to a Schedule 13G/A filed on February 7, 2018, Putnam Investments no longer holds more than 5% of our outstanding common stock, and as such has ceased to be a related party. PAR and Mr. Sagansky continued to be related parties through June 2019 at which time PAR divested its interest in the Company and Mr. Sagansky retired from the Board. Mr Sloan remains a member of our Board and therefore continues to be a related party.

● 2020 Proxy Statement	35

OTHER MATTERS

Questions and Answers Regarding These Proxy Materials and Voting

What if another matter is properly brought before the meeting?

Our Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and a new matter not described herein is properly presented at the meeting, your proxyholder (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How do I vote?

For Proposal 1, you may vote “FOR” or “AGAINST” each nominee to our Board of Directors, or abstain from voting on that nominee. For Proposals 2 and 4, you may vote “FOR” or “AGAINST” or abstain from voting. For Proposal 3, you may vote for every year, every two years, every three years or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person during the Annual Meeting or vote by proxy using the enclosed proxy card, over the telephone or through the Internet. You may still attend the meeting and vote electronically even if you have already voted by proxy.

•

To vote using the proxy card, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote by proxy over the telephone, dial 1-800-690-6903 (toll-free) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company’s control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on July 12, 2020 for us to count it.

•

To vote by proxy through the Internet, please go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. (Eastern Time) on July 12, 2020 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a proxy card and voting instructions with these proxy materials from the broker, bank or other agent. You must complete and mail the proxy card to ensure that we count your vote. Alternatively, you may vote by telephone or through the Internet as instructed by your broker, bank or agent.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote, your shares will not be voted and your shares will not count toward the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be

36	● 2020 Proxy Statement

OTHER MATTERS

a “routine” matter. See “Other Matters—What are ‘broker non-votes’?” on page 39 for more information. At the Annual Meeting, only Proposal 4 is considered to be a routine matter. Proposals 1, 2 and 3 are not considered routine. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposals 1, 2 and 3, but may use its discretion to vote your shares on Proposal 4. We will count such a discretionary vote on Proposal 4 for purposes of determining the existence of a quorum at the Annual Meeting and the number of “votes cast” on Proposal 4, but not for purposes of determining the number of “votes cast” on Proposals 1, 2 and 3.

What if I return a signed proxy card or otherwise vote without making specific selections?

If you return a signed and dated proxy card (or otherwise vote) without marking specific selections, then your shares will be voted “FOR” the election of Robert W. Reding, Eric Sondag, Ronald Steger and Eric Zinterhofer as Class III members of our Board, “FOR” Proposals 2 and 4 and “1 Year” for Proposal 3. Also in this case, if any other matter is properly presented at the meeting, then your proxyholder (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies for the matters that our Board recommends in favor of in these proxy materials. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors or employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

We have engaged (at our expense) Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and Morrow Sodali LLC (470 West Ave., Stamford, CT 06902) to solicit proxies on our behalf in connection with the Annual Meeting. We will pay Morrow Sodali LLC a fee of approximately $7,500, plus reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, then this is because your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in each set of materials to ensure that you vote all of your shares.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy and/or change your vote at any time before the final vote at the Annual Meeting by adhering to the following instructions;

If you are the record holder of your shares, then you may revoke your proxy and/or change your vote in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•

You may attend the Annual Meeting and vote in-person. However, merely attending the meeting will not, by itself, revoke your proxy. You must actually (and validly) vote in-person at the Annual Meeting.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 6080 Center Drive, Suite 1200, Los Angeles, California 90045.

● 2020 Proxy Statement	37

OTHER MATTERS

Your most recent proxy card or telephone or Internet proxy (and the votes indicated thereon) is the one that we will count.

If you are the beneficial owner of your shares (i.e., your shares are held by your broker or bank as a nominee or agent), then you should follow the instructions provided by your broker or bank for revoking your proxy and/or changing your vote.

When are stockholder proposals and director nominations due for next year’s annual stockholders’ meeting?

Rule 14a-8 Stockholder Proposals. For a proposal to be considered for inclusion in next year’s company-sponsored proxy materials, then, under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), you must submit your proposal as follows:

•	If we call next year’s annual meeting to be within 30 days of the first anniversary of this year’s Annual Meeting, then you must submit your proposal in writing by January 20, 2021.

•

If we call next year’s annual meeting to be more than 30 days from the first anniversary of this year’s Annual Meeting, then you must submit your proposal in writing a reasonable time before we begin to print and send our proxy materials.

All proposals and nominations must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

Stockholder Proposals and Director Nominations Under Our By-laws. For a stockholder proposal or director nomination to be properly considered at next year’s annual meeting, then, under our by-laws, you must submit your proposal or nomination as follows:

•

If we call next year’s annual meeting for a date that is within 45 days of the first anniversary of this year’s Annual Meeting, i.e., after May 29, 2021 or before August 27, 2021, then you must submit your proposal or nomination no earlier than March 15, 2021 and no later than the close of business on April 14, 2021.

•

If we call next year’s annual meeting for a date that is more than 45 days before or more than 45 days after the first anniversary of this year’s Annual Meeting, i.e., before May 29, 2021 or after August 27, 2021, then you must submit your proposal or nomination no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting and (b) the close of business on the 10th day following the day on which we first make a public announcement of the date of next year’s annual meeting.

You should also review our by-laws, which contain additional requirements about advance notice of and procedures for stockholder proposals and director nominations.

You should submit all proposals and nominations to our Corporate Secretary at 6080 Center Drive, Suite 1200, Los Angeles, California 90045.

How are votes counted?

The inspector of election that we appoint for the Annual Meeting will tabulate votes as follows:

•	In respect of the election of our director nominees (Proposal 1). The inspector will separately count votes “FOR” and “AGAINST” as well as abstentions.

•	In respect of the advisory vote to approve the compensation of our named executive officers for 2019 (Proposal 2). The inspector will separately count votes “FOR” and “AGAINST” as well as abstentions.

38	● 2020 Proxy Statement

OTHER MATTERS

•

In respect of the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Proposal 3). The inspector will separately count votes “FOR” every year, every two years and every three years as well as abstentions.

•

In respect of the advisory vote to ratify the appointment of KPMG as our independent registered public accounting firm for 2020 (Proposal 4). The inspector will separately count votes “FOR” and “AGAINST” as well as abstentions.

Our inspector will not count abstentions and broker non-votes as “votes cast” for purposes of tabulating the results for any of our Proposals, and as such abstentions and broker non-votes will have no effect on the outcome of our Proposals. Note however that your bank, broker or nominee may use its discretion to vote on Proposal 4. In this case, we will count such a discretionary vote on Proposal 4 for purposes of determining the number of “votes cast” on Proposal 4, but not for purposes of determining the number of “votes cast” on Proposal 1, 2 and 3. See “What are ‘broker non-votes’?” immediately below this sub-section.

What are “broker non-votes”?

Under the rules of The Nasdaq Stock Market (which is the exchange on which we have listed our common stock), your broker, bank or nominee cannot vote your shares with respect to “non-discretionary” matters unless you provide instructions on how to vote in accordance with the information and procedures that your broker, bank or nominee has provided to you. All of the proposals that we are presenting to our stockholders—other than Proposal 4 (relating to the ratification of the appointment of KPMG as our independent registered public accounting firm for 2020)—are considered non-discretionary. As such, your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, then your bank, broker or other nominee may deliver a proxy card expressly indicating that it is not voting your shares with respect to Proposals 1, 2 and 3; this indication that a bank, broker or nominee is not voting your shares with respect to non-discretionary matters is referred to as a “broker non-vote.” Because banks, brokers and nominees can use their discretion to vote uninstructed shares on Proposal 4, if they so vote, then we will count the discretionary vote for the purposes of determining the existence of a quorum at the Annual Meeting and for the number of votes cast on Proposal 4, but will not count such a vote for purposes of determining the number of votes cast on Proposals 1, 2 or 3.

You should instruct your broker to vote your shares in accordance with the directions you provide.

What is the quorum requirement?

The presence (in person or by proxy) of holders of a majority in voting power of the Company’s issued and outstanding capital stock entitled to vote at the Annual Meeting constitutes a quorum for purposes of transacting business at the Annual Meeting. We will count your shares towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person at the Annual Meeting. We count abstentions as “present” for purposes of quorum. We do not count broker non-votes as “present” or “entitled to vote” for purposes of a quorum, unless your bank, broker or nominee uses its discretion to vote your uninstructed shares on Proposal 4, in which case we will count such a discretionary vote for purposes of determining the existence of a quorum and the vote on that proposal. See “What are ‘broker non-votes’?” immediately above this sub-section.

We may not conduct any business if we do not have a quorum at the Annual Meeting. In the absence of a quorum, the chair of the Annual Meeting will have the power to adjourn the Annual Meeting and postpone it to another date.

How can I find out the results of the voting at the Annual Meeting?

We may announce preliminary voting results at the Annual Meeting. In addition, we will publish final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

● 2020 Proxy Statement	39

OTHER MATTERS

Other matters at Annual Meeting

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting other than the proposals outlined in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single set of our annual stockholders’ meeting materials will be delivered to multiple stockholders sharing an address unless the affected stockholders have submitted contrary instructions. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you no longer wish to participate in “householding” and would prefer to receive a separate set of annual stockholders’ meeting materials, please notify your broker or us. Stockholders who currently receive multiple copies of the annual stockholders’ meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers or us. Please direct your written request in this regard to our Corporate Secretary at 6080 Center Drive, Suite 1200, Los Angeles, California 90045.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and our 2019 Annual Report are available on our website at www.globaleagle.com under “Investors—Financial Info.” Instead of receiving paper copies, stockholders of record can elect to receive their proxy materials for future years electronically by following the instructions provided on www.proxyvote.com prior to 11:59 p.m. (Eastern Time) on July 12, 2020. Your choosing to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to our proxy voting site.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the 2019 Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials that your bank, broker or other holder of record sent to you regarding the availability of electronic delivery.

40	● 2020 Proxy Statement

GLOBAL EAGLE ENTERTAINMENT INC. ATTN: JULIA WALDRON 6080 CENTER DRIVE, SUITE 1200 LOS ANGELES, CA 90045 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 12, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 12, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E79344-P20819 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GLOBAL EAGLE ENTERTAINMENT INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. 1. Elect as Class III members of our Board (each to serve for a three-year term); For Against Abstain 1a. Robert W. Reding 1b. Eric Sondag 1c. Ronald Steger 1d. Eric Zinterhofer For Against Abstain 2. Approve (on an advisory basis) the compensation of our named executive officers for 2019, as disclosed in this Proxy Statement; 1 year 2 years 3 years Abstain 3. To indicate (on an advisory basis) the frequency of future advisory votes to approve the compensation of our named executive officers; and For Against Abstain 4. Ratify (on an advisory basis) the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof. Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, the 2020 Annual Meeting may be held by means of a remote communication (i.e., a virtual-only meeting). If this is determined, we will announce the decision in advance and will provide details on how to participate. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 13, 2020: The Notice of Annual Meeting and Proxy Statement and 2019 Annual Report are available on our website at www.globaleagle.com under “Investors — Financial Info.” E79345-P20819 GLOBAL EAGLE ENTERTAINMENT INC. Annual Meeting of Stockholders July 13, 2020 12:00 PM Pacific Time This proxy is solicited by the Board of Directors The stockholders hereby appoint Josh Marks, the Chief Executive Officer, Christian Mezger, the Chief Financial Officer, and Kim Nakamaru, the Corporate Secretary, or any of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL EAGLE ENTERTAINMENT INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM Pacific Time on July 13, 2020, at 6080 Center Drive, Suite 1200, Los Angeles, California, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side